UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10431

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InvestEd Portfolios

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(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

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(Address of principal executive offices) (Zip code)

Jennifer K. Dulski

6300 Lamar Avenue

Overland Park, Kansas 66202

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(Name and address of agent for service)

Registrant’s telephone number, including area code: (913) 236-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

ITEM 1.  REPORTS TO STOCKHOLDERS.

INVESTED 529 PLAN	Annual Report DECEMBER 31, 2020

Ticker

InvestEd 90 Portfolio (formerly InvestEd Aggressive Portfolio)	WAGPX

InvestEd 80 Portfolio	WAAJX

InvestEd 70 Portfolio (formerly InvestEd Growth Portfolio)	WAGRX

InvestEd 60 Portfolio (formerly InvestEd Balanced Portfolio)	WBLAX

InvestEd 50 Portfolio	WAAHX

InvestEd 40 Portfolio (formerly InvestEd Conservative Portfolio)	WICAX

InvestEd 30 Portfolio	WAAGX

InvestEd 20 Portfolio (formerly InvestEd Income Portfolio)	WICPX

InvestEd 10 Portfolio	WAAFX

InvestEd 0 Portfolio (formerly InvestEd Fixed Income Portfolio)	WFXPX

CONTENTS	INVESTED PORTFOLIOS

This report is submitted for the general information of the shareholders of InvestEd Portfolios. It is not authorized for distribution to prospective investors in the Portfolios unless preceded or accompanied by a current InvestEd Portfolios prospectus along with the InvestEd Program Overview and Ivy InvestEd 529 Plan Account Application.

Non-residents of Arizona or taxpayers of states other than Arizona should consider participating in the 529 plan(s) available in their state of residence, as such plan(s) may offer more favorable state income tax or other benefits than those offered under the Ivy InvestEd 529 Plan. Please consult your CPA or other tax advisor regarding your personal tax situation.

2

PRESIDENT’S LETTER	INVESTED PORTFOLIOS

DECEMBER 31, 2020 (UNAUDITED)
Philip J. Sanders, CFA

Dear Shareholder,

Markets in 2020 were, to use an overused word, unprecedented. In a matter of months, we witnessed economic and market moves that typically take an entire market cycle of many years to unfold. To start the fiscal year, financial markets had been positive as political conflicts, trade uncertainty and global economic growth concerns waned. However, that upward trajectory suddenly reversed in late February and markets declined in response to two exogenous shocks: the COVID-19 pandemic and the collapse in energy markets. The COVID-19 pandemic caused one of the most rapid and dramatic global economic downturns in history. The U.S. stock markets dropped approximately 35% from peak in February to trough in late March. Global economic activity hit a full stop around the world, as countries and businesses implemented plans to isolate and protect each other. Remarkably, within about 30 days, we moved from a relatively strong domestic economy with financial market indexes hitting record highs, to a global recession.

Governments and central banks took strong steps to mitigate the economic blow of social distancing. Monetary policy response was broader and more rapid than at any other time in history. Global central banks enacted aggressive stimulus through lower interest rates, quantitative easing (QE) and liquidity provisions, with some developing countries implementing QE for the first time. The U.S. Federal Reserve’s (Fed) response included a broad array of policy measures and an unprecedented pace of QE. Fourth quarter 2020 economic data showed the global economy had a very strong rebound. Since the March 23 trough, the S&P 500 Index stabilized and experienced a rapid bounce back. As of fiscal year end, the Index was up 18.40%.

Going forward, we believe there are reasons for optimism as we enter 2021. COVID-19 vaccines are being distributed around the world and record amounts of stimulus continue to support the global economic recovery. This optimism is reflected in our outlook for global growth in 2021, which we believe will return to pre-pandemic levels sooner than expected, driven in part by pent-up demand. We anticipate 2021 U.S. economic GDP growth will average 6.2%, fueled in part by a resurgence in consumption as pandemic-related constraints wane. With President Joe Biden and his administration taking the reins of power in Washington, we anticipate policy changes on several fronts. We expect an additional stimulus package that includes additional checks to individuals, an extension of emergency unemployment benefits and help for state and local governments. Later in the year, we anticipate broader legislation to pass that could include a number of spending initiatives, including an infrastructure plan with a focus on green initiatives. We also expect the legislation to include higher taxes for businesses and high-income earners.

As we examine the investment landscape, we continue to put greater emphasis on the fundamentals and quality of asset classes and sectors. We believe it is important to stay focused on the merits of individual market sectors, industries and company business models when making investment decisions. Those fundamentals historically have tended to outweigh external factors. In today’s environment, we believe there are many high-quality businesses offering attractive entry points and cyclicals that will likely be key beneficiaries as economies continue to recover. Importantly, through this uncertain time, we remain focused on the innovation and management skill within individual companies, the ultimate drivers of long-term stock prices.

Economic Snapshot

	12/31/2020	12/31/2019
S&P 500 Index	3,756.07	3,230.78
MSCI EAFE Index	2,147.53	2,036.94
10-Year Treasury Yield	0.93%	1.92%
U.S. unemployment rate	6.7%	3.6%
30-year fixed mortgage rate	2.67%	3.74%
Oil price per barrel	$48.52	$61.14

Sources: Bloomberg, U.S. Department of Labor, MBA, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

Respectfully,

Philip J. Sanders, CFA

President

The opinions expressed in this letter are those of the President of the InvestEd Portfolios and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2020	ANNUAL REPORT	3

MANAGEMENT DISCUSSION	INVESTED PORTFOLIOS

(UNAUDITED)

Chace Brundige

Aaron Young

W. Jeffery Surles

Below, Chace Brundige, CFA, W. Jeffery Surles, CFA and Aaron Young, portfolio managers of the InvestEd Portfolios, discuss positioning, performance and results for the fiscal year ended December 31, 2020. Mr. Brundige, who has 27 years of industry experience, has managed the InvestEd Portfolios since June 2016. Mr. Young, who has 15 years of industry experience, has managed the Portfolios since October 2016. Mr. Surles, who has 19 years of industry experience, has managed the Portfolios since April 2018. On September 1, 2020, the Ivy InvestEd 529 Plan was changed to improve the investment options available under the plan. This change included an increase in the number of InvestEd Portfolios (age-based and static options) offered. Since 2017, the plan was comprised of six portfolios (aggressive, balanced, conservative, fixed-income, growth and income). Effective September 1, 2020, the six portfolios were renamed and their blended benchmarks were changed (as indicated below) and four new portfolios were added (InvestEd 10, InvestEd 30, InvestEd 50, InvestEd 80). Performance information presented below for the four new funds is for the four-month period since their inception on September 1, 2020. The addition of these portfolios brings the total number to 10 (InvestEd 0, InvestEd 10, InvestEd 20, InvestEd 30, InvestEd 40, InvestEd 50, InvestEd 60, InvestEd 70, InvestEd 80 and InvestEd 90).

Fiscal Year Performance

For the 12 Months Ended December 31, 2020
InvestEd 90 Portfolio (formerly InvestEd Aggressive Portfolio)
Including Sales Charge	13.00%
Without Sales Charge	15.87%
Blended Benchmark(s)* and Morningstar Category
Current Blended Benchmark: 57% Russell 3000 Index + 33% MSCI ACWI ex USA IMI Index + 8% Bloomberg Barclays U.S. Universal Index + 2% Bloomberg Barclays 1-3 Year Gov/Credit Index	16.50%
Former Blended Benchmark: 61% Russell 3000 Index + 29% MSCI ACWI ex USA NR USD Index + 10% Bloomberg Barclays U.S. Universal Index	16.82%
Morningstar Allocation – 85%+ Equity Category Average	15.41%

InvestEd 80 Portfolio
Including Sales Charge	5.56%
Without Sales Charge	8.30%
Blended Benchmark(s) and Morningstar Category
52% Russell 3000 Index + 28% MSCI ACWI ex USA IMI Index + 16% Bloomberg Barclays U.S. Universal Index + 4% Bloomberg Barclays 1-3 Year Gov/Credit Index	15.78%
Morningstar Allocation – 70% to 85% Equity Category Average	13.51%

InvestEd 70 Portfolio (formerly InvestEd Growth Portfolio)
Including Sales Charge	10.83%
Without Sales Charge	13.71%
Blended Benchmark(s)* and Morningstar Category
Current Blended Benchmark: 46% Russell 3000 Index + 24% Bloomberg Barclays U.S. Universal Index + 24% MSCI ACWI ex USA IMI Index + 6% Bloomberg Barclays 1-3 Year Gov/Credit Index	14.90%
Former Blended Benchmark: 51% Russell 3000 Index + 24% MSCI ACWI ex USA NR USD Index + 19% Bloomberg Barclays U.S. Universal Index + 6% Bloomberg Barclays U.S. Gov/Credit 1-5 Year Index	15.46%
Morningstar Allocation – 70% to 85% Equity Category Average	13.51%

InvestEd 60 Portfolio (formerly InvestEd Balanced Portfolio)
Including Sales Charge	9.85%
Without Sales Charge	12.66%
Blended Benchmark(s)* and Morningstar Category
Current Blended Benchmark: 40% Russell 3000 Index + 31% Bloomberg Barclays U.S. Universal Index + 20% MSCI ACWI ex USA IMI Index + 9% Bloomberg Barclays 1-3 Year Gov/Credit Index	13.91%

4	ANNUAL REPORT	2020

MANAGEMENT DISCUSSION	INVESTED PORTFOLIOS

(UNAUDITED)

Former Blended Benchmark: 42% Russell 3000 Index + 31% Bloomberg Barclays U.S. Universal Index + 18% MSCI ACWI ex USA NR USD Index + 9% Bloomberg Barclays U.S. Gov/Credit 1-5 Year Index	14.14%
Morningstar Allocation – 50% to 70% Equity Category Average	11.72%

InvestEd 50 Portfolio
Including Sales Charge	2.63%
Without Sales Charge	5.30%
Blended Benchmark(s) and Morningstar Category
39% Bloomberg Barclays U.S. Universal Index + 34% Russell 3000 Index + 16% MSCI ACWI ex USA IMI Index + 11% Bloomberg Barclays 1-3 Year Gov/Credit Index	12.91%
Morningstar Allocation – 50% to 70% Equity Category Average	11.72%

InvestEd 40 Portfolio (formerly InvestEd Conservative Portfolio)
Including Sales Charge	7.55%
Without Sales Charge	10.29%
Blended Benchmark(s)* and Morningstar Category
Current Blended Benchmark: 46% Bloomberg Barclays U.S. Universal Index + 27% Russell 3000 Index + 14% Bloomberg Barclays 1-3 Year Gov/Credit Index + 13% MSCI ACWI ex USA IMI Index	11.71%
Former Blended Benchmark: 46% Bloomberg Barclays U.S. Universal Index + 29% Russell 3000 Index + 14% Bloomberg Barclays U.S. Gov/Credit 1-5 Year Index + 11% MSCI ACWI ex USA NR USD Index	12.04%
Morningstar Allocation – 30% to 50% Equity Category Average	8.86%

InvestEd 30 Portfolio
Including Sales Charge	0.68%
Without Sales Charge	3.30%
Blended Benchmark(s) and Morningstar Category
48% Bloomberg Barclays U.S. Universal Index + 22% Bloomberg Barclays 1-3 Year Gov/Credit Index + 20% Russell 3000 Index + 10% MSCI ACWI ex USA IMI Index	10.24%
Morningstar Allocation – 30% to 50% Equity Category Average	8.86%

InvestEd 20 Portfolio (formerly InvestEd Income Portfolio)
Including Sales Charge	4.83%
Without Sales Charge	7.49%
Blended Benchmark(s)* and Morningstar Category
Current Blended Benchmark: 46% Bloomberg Barclays U.S. Universal Index + 34% Bloomberg Barclays 1-3 Year Gov/Credit Index + 15% Russell 3000 Index + 5% MSCI ACWI ex USA IMI Index	8.74%
Former Blended Benchmark: 44% Bloomberg Barclays U.S. Universal Index + 31% Bloomberg Barclays U.S. Gov/Credit 1-5 Year Index + 19% Russell 3000 Index + 6% MSCI ACWI ex USA NR USD Index;	9.92%
Morningstar Allocation – 15% to 30% Equity Category Average	7.29%

InvestEd 10 Portfolio
Including Sales Charge	-1.36%
Without Sales Charge	1.20%
Blended Benchmark(s) and Morningstar Category
45% Bloomberg Barclays U.S. Universal Index + 45% Bloomberg Barclays 1-3 Year Gov/Credit Index + 8% Russell 3000 Index + 2% MSCI ACWI ex U.S.A. IMI Index	7.04%
Morningstar Allocation – 15% to 30% Equity Category Average	7.29%

InvestEd 0 Portfolio (formerly InvestEd Fixed Income Portfolio)
Including Sales Charge	1.35%
Without Sales Charge	3.91%

2020	ANNUAL REPORT	5

MANAGEMENT DISCUSSION	INVESTED PORTFOLIOS

(UNAUDITED)

Blended Benchmark(s)* and Morningstar Category
Current Blended Benchmark: 75% Bloomberg Barclays 1-3 Year Gov/Credit Index + 25% Bloomberg Barclays U.S. Universal Index	4.39%
Former Blended Benchmark: 75% Bloomberg Barclays U.S. Gov/Credit 1-5 Year Index + 25% Bloomberg Barclays U.S. Universal Index	5.43%
Morningstar Short-Term Bond Category Average	3.81%

Benchmarks
Bloomberg Barclays 1-3 Year U.S. Gov/Credit Index (generally reflects the performance of securities representing the bond market with greater than one and less than three years until maturity)	3.33%
Bloomberg Barclays 1-5 Year U.S. Gov/Credit Index (generally reflects the performance of securities representing the bond market with greater than one and less than five years until maturity)	4.71%
Bloomberg Barclays U.S. Universal Index (generally reflects the performance of USD-denominated, taxable bonds that are rated either investment grade or high-yield.)	7.58%
MSCI ACWI ex USA IMI Index (generally reflects the performance of large-, mid- and small-capitalization stocks across developed and emerging markets, excluding the U.S.)	11.12%
MSCI ACWI ex USA NR USD Index (generally reflects the performance of large- and mid-capitalization stocks across developed and emerging markets, excluding the U.S.)	10.65%
Russell 3000 Index (generally reflects the performance of large-capitalization U.S. stocks)	20.89%

* Effective September 1, 2020, the Portfolio changed its benchmark from the Former Blended Benchmark to the Current Blended Benchmark.

For additional performance information for each Portfolio, please see the Comparison of Change in Value of a $10,000 Investment and the Average Annual Total Return information for each Portfolio found in this report.

Please note that the Portfolio returns include applicable investment fees and expense, whereas the index returns do not include any such fees. Portfolio performance discussed below excludes applicable sales charge. Because each Portfolio typically invests in a variety of mutual funds that invest in multiple asset classes, we compare each Portfolio’s results to multiple benchmark indexes. The performance discussed below is at net asset value.

Year in review

Markets plunged in the first quarter of 2020 in response to the economic destruction and tremendous uncertainty of a pandemic that was not only deadly but thrust tens of millions of Americans suddenly into unemployment, leading to a severe economic recession. But the market rebound from March 2020 lows was nearly just as sudden in response to vast amounts of monetary and fiscal stimulus, launched by policymakers with a speed and magnitude that has never been seen before in the history of markets — with over two trillion dollars of fiscal stimulus, a federal funds rate cut to zero, and a near doubling of the Federal Reserve’s (Fed) balance sheet representing an increase of three trillion dollars. While U.S. gross domestic product growth fell over 30% in the first quarter, it later rebounded by 30% in the third quarter as fiscal and monetary stimulus kicked in and hope soared that effective vaccines would soon be readily available. Interest rates fell precipitously in the beginning of the year and generally remained at low levels, credit spreads compressed to pre-COVID tights, and equity markets rallied. After having experienced more than a 30% year-to-date loss at the lows in March, the Russell 3000 Index gained over 75% off its lows to finish with a total return in excess of 20%, on a year-to-date basis as of December 31, 2020.

The InvestEd Portfolios finished the measurement period with robust, positive returns. The broad strength across asset classes was reflected by the Portfolios’ benchmarks. The U.S. equity benchmark return exceeded 20% and the international equity benchmark (MSCI ACWI ex USA Investable Market Index) return exceeded 11%. Fixed-income returns were also positive on the period as interest rates declined significantly across the yield curve and corporate credit spreads narrowed. The shorter-term fixed income benchmark return was greater than 3% and the longer-term fixed income benchmark return exceeded 7% on the year. Although the InvestEd Portfolios experienced strong, positive returns on the year and outperformed on the downside, on a relative basis at year-end, the Portfolios underperformed their blended policy benchmarks. The performance of the Portfolios reflected the mix of returns in the underlying funds during the period and their allocation weightings. There were two significant drivers of this relative underperformance. First, the Portfolios took less duration and credit risk than the benchmarks in fixed-income securities in a very unusual environment where interest

6	ANNUAL REPORT	2020

MANAGEMENT DISCUSSION	INVESTED PORTFOLIOS

(UNAUDITED)

rates declined precipitously while credit spreads narrowed. Second, within equity, the most significant detractors were that value and income styles underperformed core benchmarks. While these Portfolio attributes led to outperformance versus the benchmarks at market lows, the Portfolios modestly underperformed at the year’s end.

Changes to exposure

Throughout 2020, the Portfolios maintained allocation targets at the midpoint of their target ranges with respect to both the fixed income and equity asset classes. Within each asset class, the Portfolios undertook only modest changes in the underlying mix of funds during the period in order to manage exposures commensurate with the investment objectives of the Portfolios.

The Ivy InvestEd 529 Plan also undertook some important changes that went into effect on September 1, 2020. The number of InvestEd Portfolios increased from six to 10 and portfolio benchmarks also changed slightly. The InvestEd Portfolios have been renamed based on the long-term target equity allocation percentage in each Portfolio, which has a 10% step down across each Portfolio. Two exchange-traded funds (ETFs) and three Ivy Funds were added as new underlying investment options within the InvestEd Portfolios (age-based and static options).

The increase in the number of Portfolios from six to 10 was designed to enhance the static investment options as well as to enhance the glide path of the InvestEd Portfolios’ age-based option. The term “glide path” refers to a decrease in investment risk as the designated beneficiary ages. The primary mechanism for decreasing risk in the glide path is to gradually decrease the percentage of equity allocation in a Portfolio while increasing the fixed-income allocation. The increase in the number of Portfolios across the glide path has a smoothing effect, with less reinvestment risk associated with transitioning from one Portfolio to the next.

Outlook

In 2020, new scientific methods and technologies led to the creation of multiple vaccines that appear to be highly effective. As populations are inoculated and as low interest rates and trillions of dollars of stimulus continue to work their way through the U.S. economy, activity is expected to continue its upward trajectory toward more normal levels in 2021 with the domestic labor market expected to reach “full employment” by 2022, buoying equity earnings estimates. And while equity and fixed-income valuations are demanding, fiscal stimulus is expected to continue, adding to the pro-cyclical impulse.

Additionally, the Fed has indicated a willingness to maintain accommodative monetary policy until a “persistent” and “significant” increase in inflation is observed, likely alleviating upward pressure that might otherwise exist for interest rates. However, a myriad of risk factors remain, as always. Among these risks include the risk of inflation and valuation compression in securities markets that have already priced into much of this good news.

Given this balanced outlook, the Portfolios are positioned with anticipated total risk exposures near benchmark levels. Equity allocations are approximately neutral with respect to geography, industry and styles such that the most significant driver of our relative equity returns should be our underlying active managers’ ability to add value through security selection.

The Portfolios remain allocated to slightly shorter-duration fixed-income securities in an environment that could pose asymmetric risks for longer dated fixed-income instruments should inflationary pressures and, therefore, interest rates rise. Additionally, the Portfolios are modestly allocated to higher quality fixed-income securities that may offer a diversification benefit to the equity allocation should markets experience a risk-off scenario.

Past performance is not a guarantee of future results. As with any mutual fund, the value of each Portfolio’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolios’ prospectus.

The ability of a Portfolio to meet its investment objective depends both on the allocation of its assets among the underlying funds and the ability of those funds to meet their respective investment objectives. Each Portfolio’s share price will likely change daily based on the performance of the underlying funds in which it invests. In general, a Portfolio is subject to the same risks as those of the underlying funds it holds.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of any of the InvestEd Portfolios.

2020	ANNUAL REPORT	7

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	INVESTED PORTFOLIOS

(UNAUDITED)

^

Current Blended Benchmark is computed using a combination of 57% Russell 3000 Index + 33% MSCI ACWI ex U.S.A. IMI Index + 8% Bloomberg Barclays U.S. Universal Index + 2% Bloomberg Barclays 1-3 Year U.S. Gov/Credit Index.

^^	Former Blended Benchmark is computed using a combination of 10% Bloomberg Barclays U.S. Universal Index + 29% MSCI ACWI ex U.S.A. Index + 61% Russell 3000 Index.

+

A benchmark change was effective on September 1, 2020. IICO believes that this benchmark is more reflective of the types of securities that the Portfolio invests in. Both the Current Blended Benchmark and the Portfolio’s Former Blended Benchmark are included for comparison purposes.

^

Current Blended Benchmark is computed using a combination of 52% Russell 3000 Index + 28% MSCI ACWI ex U.S.A. IMI Index + 16% Bloomberg Barclays U.S. Universal Index + 4% Bloomberg Barclays 1-3 Year U.S. Gov/Credit Index.

See footnotes on page 13.

8	ANNUAL REPORT	2020

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	INVESTED PORTFOLIOS

(UNAUDITED)

^

Current Blended Benchmark is computed using a combination of 46% Russell 3000 Index + 24% MSCI ACWI ex U.S.A. IMI Index + 24% Bloomberg Barclays U.S. Universal Index + 6% Bloomberg Barclays 1-3 Year U.S. Gov/Credit Index.

^^

Former Blended Benchmark is computed using a combination of 6% Bloomberg Barclays 1-5 Year U.S. Gov/Credit Index + 19% Bloomberg Barclays U.S. Universal Index + 24% MSCI ACWI ex U.S.A. Index + 51% Russell 3000 Index.

+

A benchmark change was effective on September 1, 2020. IICO believes that this benchmark is more reflective of the types of securities that the Portfolio invests in. Both the Current Blended Benchmark and the Portfolio’s Former Blended Benchmark are included for comparison purposes.

^

Current Blended Benchmark is computed using a combination of 40% Russell 3000 Index + 31% Bloomberg Barclays U.S. Universal Index + 20% MSCI ACWI ex U.S.A. IMI Index + 9% Bloomberg Barclays 1-3 Year Gov/Credit Index.

^^

Former Blended Benchmark is computed using a combination of 9% Bloomberg Barclays 1-5 Year U.S. Gov/Credit Index + 31% Bloomberg Barclays U.S. Universal Index + 18% MSCI ACWI ex U.S.A. Index + 42% Russell 3000 Index.

+

A benchmark change was effective on September 1, 2020. IICO believes that this benchmark is more reflective of the types of securities that the Portfolio invests in. Both the Current Blended Benchmark and the Portfolio’s Former Blended Benchmark are included for comparison purposes.

See footnotes on page 13.

2020	ANNUAL REPORT	9

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	INVESTED PORTFOLIOS

(UNAUDITED)

^

Current Blended Benchmark is computed using a combination of 39% Bloomberg Barclays U.S. Universal Index + 34% Russell 3000 Index + 16% MSCI ACWI ex U.S.A. IMI Index + 11% Bloomberg Barclays 1-3 Year U.S. Gov/Credit Index.

^

Current Blended Benchmark is computed using a combination of 46% Bloomberg Barclays U.S. Universal Index + 27% Russell 3000 Index + 14% Bloomberg Barclays 1-3 Year U.S. Gov/Credit Index + 13% MSCI ACWI ex U.S.A. IMI Index.

^^

Former Blended Benchmark is computed using a combination of 14% Bloomberg Barclays 1-5 Year U.S. Gov/Credit Index + 46% Bloomberg Barclays U.S. Universal Index + 11% MSCI ACWI ex U.S.A. Index + 29% Russell 3000 Index.

+

A benchmark change was effective on September 1, 2020. IICO believes that this benchmark is more reflective of the types of securities that the Portfolio invests in. Both the Current Blended Benchmark and the Portfolio’s Former Blended Benchmark are included for comparison purposes.

See footnotes on page 13.

10	ANNUAL REPORT	2020

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	INVESTED PORTFOLIOS

(UNAUDITED)

^

Blended Current Benchmark is computed using a combination of 48% Bloomberg Barclays U.S. Universal Index + 22% Bloomberg Barclays 1-3 Year U.S.Gov/Credit Index + 20% Russell 3000 Index + 10% MSCI ACWI ex U.S.A. IMI Index.

^

Current Blended Benchmark is computed using a combination of 46% Bloomberg Barclays U.S. Universal Index + 34% Bloomberg Barclays 1-3 Year U.S. Gov/Credit Index + 15% Russell 3000 Index + 5% MSCI ACWI ex U.S.A. IMI Index.

^^

Former Blended Benchmark is computed using a combination of 31% Bloomberg Barclays 1-5 Year U.S. Gov/Credit Index + 44% Bloomberg Barclays U.S. Universal Index + 6% MSCI ACWI ex U.S.A. Index + 19% Russell 3000 Index.

+

A benchmark change was effective on September 1, 2020. IICO believes that this benchmark is more reflective of the types of securities that the Portfolio invests in. Both the Current Blended Benchmark and the Portfolio’s Former Blended Benchmark are included for comparison purposes.

See footnotes on page 13.

2020	ANNUAL REPORT	11

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	INVESTED PORTFOLIOS

(UNAUDITED)

^

Current Blended Benchmark is computed using a combination of 45% Bloomberg Barclays U.S. Universal Index + 45% Bloomberg Barclays 1-3 Year U.S. Gov/Credit Index + 8% Russell 3000 Index + 2% MSCI ACWI ex U.S.A. IMI Index.

^	Current Blended Benchmark is computed using a combination of 75% Bloomberg Barclays 1-3 Year U.S. Gov/Credit Index + 25% Bloomberg Barclays U.S. Universal Index.

^^	Former Blended Benchmark is computed using a combination of 75% Bloomberg Barclays 1-5 Year U.S. Gov/Credit Index + 25% Bloomberg Barclays U.S. Universal Index.

+

A benchmark change was effective on September 1, 2020. IICO believes that this benchmark is more reflective of the types of securities that the Portfolio invests in. Both the Current Blended Benchmark and the Portfolio’s Former Blended Benchmark are included for comparison purposes.

See footnotes on page 13.

12	ANNUAL REPORT	2020

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	INVESTED PORTFOLIOS

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	InvestEd 90 Portfolio	InvestEd 80 Portfolio	InvestEd 70 Portfolio	InvestEd 60 Portfolio	InvestEd 50 Portfolio
1-year period ended 12-31-20	13.00%	—	10.83%	9.85%	—
5-year period ended 12-31-20	—	—	9.48%	8.10%	—
10-year period ended 12-31-20	—	—	8.53%	7.11%	—
Cumulative return since inception of Portfolio(3) through 12-31-20	10.19%	5.56%	—	—	2.63%

Average Annual Total Return(2)	InvestEd 40 Portfolio	InvestEd 30 Portfolio	InvestEd 20 Portfolio	InvestEd 10 Portfolio	InvestEd 0 Portfolio
1-year period ended 12-31-20	7.55%	—	4.83%	—	1.35%
5-year period ended 12-31-20	6.04%	—	—	—	—
10-year period ended 12-31-20	5.51%	—	—	—	—
Cumulative return since inception of Portfolio(3) through 12-31-20	—	0.68%	4.63%	-1.36%	1.92%

(2)

Data quoted is past performance and is based on a deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for each Portfolio’s most recent month-end performance. Shares carry a maximum front-end sales load of 2.50%.

(3)

9-18-17 InvestEd 90 Portfolio, 9-1-20 InvestEd 80 Portfolio, 9-1-20 InvestEd 50 Portfolio, 9-1-20 InvestEd 30 Portfolio, 9-18-17 InvestEd 20 Portfolio, 9-1-20 InvestEd 10 Portfolio and 9-18-17 InvestEd 0 Portfolio (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2020	ANNUAL REPORT	13

ILLUSTRATION OF PORTFOLIO EXPENSES	INVESTED PORTFOLIOS

(UNAUDITED)

Expense Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder in the underlying Ivy Funds, your Portfolio will indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not included in a Portfolio’s annualized expense ratio or the expenses paid during the period. These expenses are, however, included in the effective expenses paid during the period. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2020.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7. 5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. You should consider the additional fees that were charged to your Portfolio account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Portfolio	Beginning Account Value 6-30-20	Ending Account Value 12-31-20	Expenses Paid During Period*	Beginning Account Value 6-30-20	Ending Account Value 12-31-20	Expenses Paid During Period*
InvestEd 90 Portfolio	$1,000	$1,215.20	$1.44	$1,000	$1,023.88	$1.32	0.25%
InvestEd 80 Portfolio**	$1,000	$1,083.00	$1.27	$1,000	$1,023.88	$1.23	0.25%
InvestEd 70 Portfolio	$1,000	$1,173.70	$1.41	$1,000	$1,023.88	$1.32	0.25%
InvestEd 60 Portfolio	$1,000	$1,144.00	$1.39	$1,000	$1,023.88	$1.32	0.25%
InvestEd 50 Portfolio**	$1,000	$1,053.00	$1.25	$1,000	$1,023.88	$1.23	0.25%
InvestEd 40 Portfolio	$1,000	$1,100.00	$1.37	$1,000	$1,023.88	$1.32	0.25%
InvestEd 30 Portfolio**	$1,000	$1,033.00	$1.24	$1,000	$1,023.88	$1.23	0.25%
InvestEd 20 Portfolio	$1,000	$1,059.00	$1.34	$1,000	$1,023.88	$1.32	0.25%
InvestEd 10 Portfolio**	$1,000	$1,012.00	$1.22	$1,000	$1,023.88	$1.23	0.25%
InvestEd 0 Portfolio	$1,000	$1,006.80	$1.30	$1,000	$1,023.88	$1.32	0.25%

*

Portfolio expenses are equal to the Portfolio’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184 days in the six-month period ended December 31, 2020, and divided by 366.

**

Actual Portfolio expenses are equal to the Portfolio’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 122 days in the six-month period ended December 31, 2020, and divided by 366. Hypothetical Portfolio expenses are equal to the Portfolio’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 122 days in the six-month period ended December 31, 2020, and divided by 366. Actual inception date of the Fund is 9-01-20 (the date on which shares were first acquired by shareholders).

14	ANNUAL REPORT	2020

ILLUSTRATION OF PORTFOLIO EXPENSES	INVESTED PORTFOLIOS

(UNAUDITED)

(1)

This section uses the Portfolio’s actual total return and actual Portfolio expenses. It is a guide to the actual expenses paid by the Portfolio in the period. The “Ending Account Value” shown is computed using the Portfolio’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)

This section uses a hypothetical five percent annual return and actual Portfolio expenses. It helps to compare the Portfolio’s ongoing costs with other mutual funds. A shareholder can compare the Portfolio’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other Portfolios.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads or exchange fees.

2020	ANNUAL REPORT	15

PORTFOLIO HIGHLIGHTS	INVESTED PORTFOLIOS

ALL DATA IS AS OF DECEMBER 31, 2020 (UNAUDITED)

InvestEd 90 Portfolio – Asset Allocation

Affiliated Mutual Funds	83.8%
Ivy Large Cap Growth Fund, Class N	13.3%
Ivy Core Equity Fund, Class N	12.3%
Ivy International Core Equity Fund, Class N	11.1%
Ivy Emerging Markets Equity Fund, Class N	9.5%
Ivy Mid Cap Growth Fund, Class N	6.8%
Ivy Government Securities Fund, Class N	5.0%
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	4.7%
Ivy Value Fund, Class N	3.9%
Ivy Pzena International Value Fund, Class N	3.2%
Ivy International Small Cap Fund, Class N	3.1%
Ivy Small Cap Growth Fund, Class N	2.3%
Ivy Mid Cap Income Opportunities Fund, Class N	2.1%
Ivy Securian Core Bond Fund, Class N	1.9%
Ivy LaSalle Global Real Estate Fund, Class N	1.5%
Ivy Limited-Term Bond Fund, Class N	1.1%
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	0.9%
Ivy Corporate Bond Fund, Class N	0.5%
Ivy High Income Fund, Class N	0.2%
Ivy Global Bond Fund, Class N	0.2%
Ivy Crossover Credit Fund, Class N	0.2%
Investment Funds	15.5%
Registered Investment Companies	15.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.7%

InvestEd 80 Portfolio – Asset Allocation

Affiliated Mutual Funds	85.4%
Ivy Large Cap Growth Fund, Class N	11.9%
Ivy Core Equity Fund, Class N	11.4%
Ivy Government Securities Fund, Class N	10.5%
Ivy International Core Equity Fund, Class N	9.4%
Ivy Emerging Markets Equity Fund, Class N	8.2%
Ivy Mid Cap Growth Fund, Class N	6.2%
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	4.5%
Ivy Value Fund, Class N	3.7%
Ivy Securian Core Bond Fund, Class N	3.7%
Ivy Pzena International Value Fund, Class N	2.8%
Ivy International Small Cap Fund, Class N	2.6%
Ivy Small Cap Growth Fund, Class N	2.1%
Ivy Limited-Term Bond Fund, Class N	2.1%
Ivy Mid Cap Income Opportunities Fund, Class N	2.0%
Ivy LaSalle Global Real Estate Fund, Class N	1.3%
Ivy Corporate Bond Fund, Class N	1.2%
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	0.9%
Ivy Global Bond Fund, Class N	0.5%
Ivy High Income Fund, Class N	0.2%
Ivy Crossover Credit Fund, Class N	0.2%
Investment Funds	13.9%
Registered Investment Companies	13.9%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.7%

16	ANNUAL REPORT	2020

PORTFOLIO HIGHLIGHTS	INVESTED PORTFOLIOS

ALL DATA IS AS OF DECEMBER 31, 2020 (UNAUDITED)

InvestEd 70 Portfolio – Asset Allocation

Affiliated Mutual Funds	87.2%
Ivy Government Securities Fund, Class N	13.8%
Ivy Large Cap Growth Fund, Class N	10.9%
Ivy Core Equity Fund, Class N	10.0%
Ivy International Core Equity Fund, Class N	8.3%
Ivy Emerging Markets Equity Fund, Class N	7.0%
Ivy Securian Core Bond Fund, Class N	5.7%
Ivy Mid Cap Growth Fund, Class N	5.6%
Ivy Limited-Term Bond Fund, Class N	5.6%
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	4.1%
Ivy Value Fund, Class N	3.2%
Ivy Pzena International Value Fund, Class N	2.4%
Ivy International Small Cap Fund, Class N	2.3%
Ivy Small Cap Growth Fund, Class N	1.8%
Ivy Corporate Bond Fund, Class N	1.7%
Ivy Mid Cap Income Opportunities Fund, Class N	1.7%
Ivy LaSalle Global Real Estate Fund, Class N	1.1%
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	0.8%
Ivy Global Bond Fund, Class N	0.7%
Ivy High Income Fund, Class N	0.3%
Ivy Crossover Credit Fund, Class N	0.2%
Investment Funds	12.7%
Registered Investment Companies	12.7%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.1%

InvestEd 60 Portfolio – Asset Allocation

Affiliated Mutual Funds	88.8%
Ivy Government Securities Fund, Class N	21.6%
Ivy Large Cap Growth Fund, Class N	9.5%
Ivy Core Equity Fund, Class N	8.8%
Ivy Securian Core Bond Fund, Class N	7.6%
Ivy International Core Equity Fund, Class N	7.0%
Ivy Emerging Markets Equity Fund, Class N	6.0%
Ivy Mid Cap Growth Fund, Class N	5.0%
Ivy Limited-Term Bond Fund, Class N	4.0%
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	3.6%
Ivy Value Fund, Class N	2.7%
Ivy Corporate Bond Fund, Class N	2.4%
Ivy Pzena International Value Fund, Class N	2.0%
Ivy International Small Cap Fund, Class N	1.9%
Ivy Small Cap Growth Fund, Class N	1.6%
Ivy Mid Cap Income Opportunities Fund, Class N	1.5%
Ivy Global Bond Fund, Class N	1.0%
Ivy LaSalle Global Real Estate Fund, Class N	0.9%
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	0.7%
Ivy Crossover Credit Fund, Class N	0.5%
Ivy High Income Fund, Class N	0.5%
Investment Funds	10.8%
Registered Investment Companies	10.8%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.4%

2020	ANNUAL REPORT	17

PORTFOLIO HIGHLIGHTS	INVESTED PORTFOLIOS

ALL DATA IS AS OF DECEMBER 31, 2020 (UNAUDITED)

InvestEd 50 Portfolio – Asset Allocation

Affiliated Mutual Funds	90.9%
Ivy Government Securities Fund, Class N	27.4%
Ivy Securian Core Bond Fund, Class N	9.7%
Ivy Large Cap Growth Fund, Class N	8.2%
Ivy Core Equity Fund, Class N	7.7%
Ivy International Core Equity Fund, Class N	5.7%
Ivy Limited-Term Bond Fund, Class N	4.8%
Ivy Emerging Markets Equity Fund, Class N	4.8%
Ivy Mid Cap Growth Fund, Class N	4.2%
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	3.1%
Ivy Corporate Bond Fund, Class N	3.1%
Ivy Value Fund, Class N	2.4%
Ivy Pzena International Value Fund, Class N	1.6%
Ivy International Small Cap Fund, Class N	1.5%
Ivy Small Cap Growth Fund, Class N	1.4%
Ivy Global Bond Fund, Class N	1.2%
Ivy Mid Cap Income Opportunities Fund, Class N	1.2%
Ivy High Income Fund, Class N	0.8%
Ivy LaSalle Global Real Estate Fund, Class N	0.8%
Ivy Crossover Credit Fund, Class N	0.7%
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	0.6%
Investment Funds	8.8%
Registered Investment Companies	8.8%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.3%

InvestEd 40 Portfolio – Asset Allocation

Affiliated Mutual Funds	92.7%
Ivy Government Securities Fund, Class N	33.3%
Ivy Securian Core Bond Fund, Class N	10.7%
Ivy Limited-Term Bond Fund, Class N	7.0%
Ivy Large Cap Growth Fund, Class N	6.6%
Ivy Core Equity Fund, Class N	6.2%
Ivy International Core Equity Fund, Class N	4.7%
Ivy Emerging Markets Equity Fund, Class N	3.9%
Ivy Corporate Bond Fund, Class N	3.7%
Ivy Mid Cap Growth Fund, Class N	3.5%
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	2.3%
Ivy Value Fund, Class N	1.9%
Ivy Global Bond Fund, Class N	1.5%
Ivy Pzena International Value Fund, Class N	1.3%
Ivy International Small Cap Fund, Class N	1.2%
Ivy Small Cap Growth Fund, Class N	1.2%
Ivy Mid Cap Income Opportunities Fund, Class N	1.1%
Ivy High Income Fund, Class N	0.8%
Ivy Crossover Credit Fund, Class N	0.7%
Ivy LaSalle Global Real Estate Fund, Class N	0.7%
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	0.4%
Investment Funds	7.1%
Registered Investment Companies	7.1%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.2%

18	ANNUAL REPORT	2020

PORTFOLIO HIGHLIGHTS	INVESTED PORTFOLIOS

ALL DATA IS AS OF DECEMBER 31, 2020 (UNAUDITED)

InvestEd 30 Portfolio – Asset Allocation

Affiliated Mutual Funds	94.2%
Ivy Government Securities Fund, Class N	33.6%
Ivy Limited-Term Bond Fund, Class N	17.3%
Ivy Securian Core Bond Fund, Class N	11.1%
Ivy Large Cap Growth Fund, Class N	4.9%
Ivy Core Equity Fund, Class N	4.7%
Ivy Corporate Bond Fund, Class N	3.7%
Ivy International Core Equity Fund, Class N	3.5%
Ivy Emerging Markets Equity Fund, Class N	3.1%
Ivy Mid Cap Growth Fund, Class N	2.5%
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	1.9%
Ivy Value Fund, Class N	1.4%
Ivy Global Bond Fund, Class N	1.3%
Ivy International Small Cap Fund, Class N	1.0%
Ivy Pzena International Value Fund, Class N	1.0%
Ivy Small Cap Growth Fund, Class N	0.7%
Ivy Mid Cap Income Opportunities Fund, Class N	0.7%
Ivy High Income Fund, Class N	0.5%
Ivy LaSalle Global Real Estate Fund, Class N	0.5%
Ivy Crossover Credit Fund, Class N	0.5%
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	0.3%
Investment Funds	5.6%
Registered Investment Companies	5.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.2%

InvestEd 20 Portfolio – Asset Allocation

Affiliated Mutual Funds	95.9%
Ivy Government Securities Fund, Class N	34.0%
Ivy Limited-Term Bond Fund, Class N	29.5%
Ivy Securian Core Bond Fund, Class N	9.7%
Ivy Large Cap Growth Fund, Class N	3.7%
Ivy Corporate Bond Fund, Class N	3.7%
Ivy Core Equity Fund, Class N	3.4%
Ivy Mid Cap Growth Fund, Class N	2.0%
Ivy International Core Equity Fund, Class N	1.8%
Ivy Emerging Markets Equity Fund, Class N	1.6%
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	1.3%
Ivy Value Fund, Class N	1.1%
Ivy Global Bond Fund, Class N	1.0%
Ivy Small Cap Growth Fund, Class N	0.6%
Ivy Mid Cap Income Opportunities Fund, Class N	0.6%
Ivy International Small Cap Fund, Class N	0.4%
Ivy Pzena International Value Fund, Class N	0.4%
Ivy High Income Fund, Class N	0.3%
Ivy LaSalle Global Real Estate Fund, Class N	0.3%
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	0.3%
Ivy Crossover Credit Fund, Class N	0.2%
Investment Funds	3.9%
Registered Investment Companies	3.9%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.2%

2020	ANNUAL REPORT	19

PORTFOLIO HIGHLIGHTS	INVESTED PORTFOLIOS

ALL DATA IS AS OF DECEMBER 31, 2020 (UNAUDITED)

InvestEd 10 Portfolio – Asset Allocation

Affiliated Mutual Funds	97.7%
Ivy Limited-Term Bond Fund, Class N	41.2%
Ivy Government Securities Fund, Class N	34.3%
Ivy Securian Core Bond Fund, Class N	7.0%
Ivy Corporate Bond Fund, Class N	5.5%
Ivy Large Cap Growth Fund, Class N	2.0%
Ivy Core Equity Fund, Class N	1.9%
Ivy Global Bond Fund, Class N	1.0%
Ivy Mid Cap Growth Fund, Class N	1.0%
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	0.8%
Ivy International Core Equity Fund, Class N	0.7%
Ivy Value Fund, Class N	0.6%
Ivy Emerging Markets Equity Fund, Class N	0.6%
Ivy Mid Cap Income Opportunities Fund, Class N	0.3%
Ivy Small Cap Growth Fund, Class N	0.3%
Ivy Pzena International Value Fund, Class N	0.2%
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	0.1%
Ivy International Small Cap Fund, Class N	0.1%
Ivy LaSalle Global Real Estate Fund, Class N	0.1%
Investment Funds	2.1%
Registered Investment Companies	2.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.2%

InvestEd 0 Portfolio – Asset Allocation

Affiliated Mutual Funds	99.5%
Ivy Limited-Term Bond Fund, Class N	62.0%
Ivy Government Securities Fund, Class N	36.3%
Ivy Securian Core Bond Fund, Class N	0.7%
Ivy Corporate Bond Fund, Class N	0.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.5%

The percentages of investments in the underlying funds may not currently be within the target allocation ranges disclosed in the Portfolios’ prospectus due to market movements; these percentages are expected to change over time, and deviation from the target allocation ranges due to market movements is permitted by the prospectus.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

20	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	INVESTED PORTFOLIOS (in thousands)

DECEMBER 31, 2020

InvestEd 90 Portfolio (formerly InvestEd Aggressive Portfolio)

INVESTMENT FUNDS	Shares	Value
Registered Investment Companies – 15.5%
iShares Core MSCI EAFE ETF	9	$630
iShares Core S&P 500 ETF	3	1,178

		1,808

TOTAL INVESTMENT FUNDS – 15.5%		$1,808
(Cost: $1,688)

AFFILIATED MUTUAL FUNDS
Ivy Core Equity Fund, Class N	73	1,434
Ivy Corporate Bond Fund, Class N	8	54
Ivy Crossover Credit Fund, Class N	3	28
Ivy Emerging Markets Equity Fund, Class N	39	1,110
Ivy Global Bond Fund, Class N	3	27
Ivy Government Securities Fund, Class N	101	580
Ivy High Income Fund, Class N	4	29
Ivy International Core Equity Fund, Class N	69	1,298
Ivy International Small Cap Fund, Class N	26	365
Ivy Large Cap Growth Fund, Class N	50	1,550
Ivy LaSalle Global Real Estate Fund, Class N	17	175
Ivy Limited-Term Bond Fund, Class N	12	134
Ivy Mid Cap Growth Fund, Class N	19	795
Ivy Mid Cap Income Opportunities Fund, Class N	15	242
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	10	107
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	41	550
Ivy Pzena International Value Fund, Class N	22	379
Ivy Securian Core Bond Fund, Class N	19	216
Ivy Small Cap Growth Fund, Class N	9	274
Ivy Value Fund, Class N	19	456

TOTAL AFFILIATED MUTUAL FUNDS – 83.8%		$9,803
(Cost: $9,031)

SHORT-TERM SECURITIES	Shares	Value
Money Market Fund (A) – 0.5%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	54	$54

TOTAL SHORT-TERM SECURITIES – 0.5%		$54
(Cost: $54)

TOTAL INVESTMENT SECURITIES – 99.8%		$11,665
(Cost: $10,773)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.2%		18

NET ASSETS – 100.0%		$11,683

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2020.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Investment Funds	$1,808	$—	$—
Affiliated Mutual Funds	9,803	—	—
Short-Term Securities	54	—	—

Total	$11,665	$—	$—

InvestEd 80 Portfolio

INVESTMENT FUNDS	Shares	Value
Registered Investment Companies – 13.9%
iShares Core MSCI EAFE ETF	11	$786
iShares Core S&P 500 ETF	4	1,521

		2,307

TOTAL INVESTMENT FUNDS – 13.9%		$2,307
(Cost: $2,147)

AFFILIATED MUTUAL FUNDS
Ivy Core Equity Fund, Class N	97	1,891
Ivy Corporate Bond Fund, Class N	29	194
Ivy Crossover Credit Fund, Class N	4	40
Ivy Emerging Markets Equity Fund, Class N	47	1,357
Ivy Global Bond Fund, Class N	7	78
Ivy Government Securities Fund, Class N	303	1,741
Ivy High Income Fund, Class N	6	41
Ivy International Core Equity Fund, Class N	83	1,567
Ivy International Small Cap Fund, Class N	31	439
Ivy Large Cap Growth Fund, Class N	63	1,978
Ivy LaSalle Global Real Estate Fund, Class N	20	209
Ivy Limited-Term Bond Fund, Class N	31	345
Ivy Mid Cap Growth Fund, Class N	25	1,035
Ivy Mid Cap Income Opportunities Fund, Class N	20	327
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	15	155
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	56	749
Ivy Pzena International Value Fund, Class N	27	456
Ivy Securian Core Bond Fund, Class N	56	621
Ivy Small Cap Growth Fund, Class N	11	349
Ivy Value Fund, Class N	26	613

TOTAL AFFILIATED MUTUAL FUNDS – 85.4%		$14,185
(Cost: $13,526)

2020	ANNUAL REPORT	21

SCHEDULE OF INVESTMENTS	INVESTED PORTFOLIOS (in thousands)

DECEMBER 31, 2020

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (A) – 0.7%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	109	$109

TOTAL SHORT-TERM SECURITIES – 0.7%		$109
(Cost: $109)

TOTAL INVESTMENT SECURITIES – 100.0%		$16,601
(Cost: $15,782)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(6)

NET ASSETS – 100.0%		$16,595

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2020.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Investment Funds	$2,307	$—	$—
Affiliated Mutual Funds	14,185	—	—
Short-Term Securities	109	—	—

Total	$16,601	$—	$—

InvestEd 70 Portfolio (formerly InvestEd Growth Portfolio)

INVESTMENT FUNDS	Shares	Value
Registered Investment Companies – 12.7%
iShares Core MSCI EAFE ETF	70	$4,845
iShares Core S&P 500 ETF	26	9,636

		14,481

TOTAL INVESTMENT FUNDS – 12.7%		$14,481
(Cost: $13,483)

AFFILIATED MUTUAL FUNDS
Ivy Core Equity Fund, Class N	587	11,473
Ivy Corporate Bond Fund, Class N	284	1,898
Ivy Crossover Credit Fund, Class N	25	276
Ivy Emerging Markets Equity Fund, Class N	282	8,067
Ivy Global Bond Fund, Class N	78	820
Ivy Government Securities Fund, Class N	2,761	15,845
Ivy High Income Fund, Class N	41	287
Ivy International Core Equity Fund, Class N	502	9,456
Ivy International Small Cap Fund, Class N	185	2,607
Ivy Large Cap Growth Fund, Class N	399	12,454
Ivy LaSalle Global Real Estate Fund, Class N	128	1,312
Ivy Limited-Term Bond Fund, Class N	578	6,420
Ivy Mid Cap Growth Fund, Class N	157	6,457
Ivy Mid Cap Income Opportunities Fund, Class N	119	1,974
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	87	925
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	348	4,647
Ivy Pzena International Value Fund, Class N	157	2,705
Ivy Securian Core Bond Fund, Class N	586	6,506
Ivy Small Cap Growth Fund, Class N	68	2,111
Ivy Value Fund, Class N	156	3,662

TOTAL AFFILIATED MUTUAL FUNDS – 87.2%		$99,902
(Cost: $89,730)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (A) - 0.1%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	151	$151

TOTAL SHORT-TERM SECURITIES – 0.1%		$151
(Cost: $151)

TOTAL INVESTMENT SECURITIES – 100.0%		$114,534
(Cost: $103,364)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(21)

NET ASSETS – 100.0%		$114,513

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2020.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Investment Funds	$14,481	$—	$—
Affiliated Mutual Funds	99,902	—	—
Short-Term Securities	151	—	—

Total	$114,534	$—	$—

22	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	INVESTED PORTFOLIOS (in thousands)

DECEMBER 31, 2020

InvestEd 60 Portfolio (formerly InvestEd Balanced Portfolio)

INVESTMENT FUNDS	Shares	Value
Registered Investment Companies – 10.8%
iShares Core MSCI EAFE ETF	31	$2,154
iShares Core S&P 500 ETF	13	4,781

		6,935

TOTAL INVESTMENT FUNDS – 10.8%		$6,935
(Cost: $6,467)

AFFILIATED MUTUAL FUNDS
Ivy Core Equity Fund, Class N	292	5,704
Ivy Corporate Bond Fund, Class N	230	1,539
Ivy Crossover Credit Fund, Class N	29	313
Ivy Emerging Markets Equity Fund, Class N	136	3,885
Ivy Global Bond Fund, Class N	59	621
Ivy Government Securities Fund, Class N	2,427	13,933
Ivy High Income Fund, Class N	46	326
Ivy International Core Equity Fund, Class N	241	4,538
Ivy International Small Cap Fund, Class N	87	1,221
Ivy Large Cap Growth Fund, Class N	197	6,144
Ivy LaSalle Global Real Estate Fund, Class N	57	580
Ivy Limited-Term Bond Fund, Class N	232	2,582
Ivy Mid Cap Growth Fund, Class N	79	3,236
Ivy Mid Cap Income Opportunities Fund, Class N	57	950
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	41	439
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	173	2,313
Ivy Pzena International Value Fund, Class N	74	1,269
Ivy Securian Core Bond Fund, Class N	443	4,924
Ivy Small Cap Growth Fund, Class N	33	1,017
Ivy Value Fund, Class N	74	1,737

TOTAL AFFILIATED MUTUAL FUNDS – 88.8%		$57,271
(Cost: $51,778)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (A) – 0.1%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	69	$69

TOTAL SHORT-TERM SECURITIES – 0.1%		$69
(Cost: $69)

TOTAL INVESTMENT SECURITIES – 99.7%		$64,275
(Cost: $58,314)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.3%		162

NET ASSETS – 100.0%		$64,437

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2020.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Investment Funds	$6,935	$—	$—
Affiliated Mutual Funds	57,271	—	—
Short-Term Securities	69	—	—

Total	$64,275	$—	$—

InvestEd 50 Portfolio

INVESTMENT FUNDS	Shares	Value
Registered Investment Companies – 8.8%
iShares Core MSCI EAFE ETF	14	$972
iShares Core S&P 500 ETF	6	2,078

		3,050

TOTAL INVESTMENT FUNDS – 8.8%		$3,050
(Cost: $2,837)

AFFILIATED MUTUAL FUNDS
Ivy Core Equity Fund, Class N	137	2,676
Ivy Corporate Bond Fund, Class N	164	1,097
Ivy Crossover Credit Fund, Class N	24	257
Ivy Emerging Markets Equity Fund, Class N	59	1,683
Ivy Global Bond Fund, Class N	41	425
Ivy Government Securities Fund, Class N	1,663	9,546
Ivy High Income Fund, Class N	38	267
Ivy International Core Equity Fund, Class N	105	1,972
Ivy International Small Cap Fund, Class N	37	522
Ivy Large Cap Growth Fund, Class N	92	2,873
Ivy LaSalle Global Real Estate Fund, Class N	27	271
Ivy Limited-Term Bond Fund, Class N	150	1,666
Ivy Mid Cap Growth Fund, Class N	36	1,478
Ivy Mid Cap Income Opportunities Fund, Class N	25	424
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	18	191
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	81	1,082
Ivy Pzena International Value Fund, Class N	32	542
Ivy Securian Core Bond Fund, Class N	304	3,375
Ivy Small Cap Growth Fund, Class N	16	502
Ivy Value Fund, Class N	36	851

TOTAL AFFILIATED MUTUAL FUNDS – 90.9%		$31,700
(Cost: $30,974)

2020	ANNUAL REPORT	23

SCHEDULE OF INVESTMENTS	INVESTED PORTFOLIOS (in thousands)

DECEMBER 31, 2020

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (A) – 0.3%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	103	$103

TOTAL SHORT-TERM SECURITIES – 0.3%		$103
(Cost: $103)

TOTAL INVESTMENT SECURITIES – 100.0%		$34,853
(Cost: $33,914)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		10

NET ASSETS – 100.0%		$34,863

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2020.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Investment Funds	$3,050	$—	$—
Affiliated Mutual Funds	31,700	—	—
Short-Term Securities	103	—	—

Total	$34,853	$—	$—

InvestEd 40 Portfolio (formerly InvestEd Conservative Portfolio)

INVESTMENT FUNDS	Shares	Value
Registered Investment Companies – 7.1%
iShares Core MSCI EAFE ETF	18	$1,275
iShares Core S&P 500 ETF	7	2,680

		3,955

TOTAL INVESTMENT FUNDS – 7.1%		$3,955
(Cost: $3,685)

AFFILIATED MUTUAL FUNDS
Ivy Core Equity Fund, Class N	178	3,474
Ivy Corporate Bond Fund, Class N	307	2,052
Ivy Crossover Credit Fund, Class N	38	417
Ivy Emerging Markets Equity Fund, Class N	77	2,191
Ivy Global Bond Fund, Class N	79	828
Ivy Government Securities Fund, Class N	3,251	18,660
Ivy High Income Fund, Class N	62	434
Ivy International Core Equity Fund, Class N	138	2,609
Ivy International Small Cap Fund, Class N	49	696
Ivy Large Cap Growth Fund, Class N	118	3,690
Ivy LaSalle Global Real Estate Fund, Class N	36	368
Ivy Limited-Term Bond Fund, Class N	353	3,917
Ivy Mid Cap Growth Fund, Class N	47	1,938
Ivy Mid Cap Income Opportunities Fund, Class N	37	613
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	22	233
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	99	1,319
Ivy Pzena International Value Fund, Class N	42	722
Ivy Securian Core Bond Fund, Class N	542	6,019
Ivy Small Cap Growth Fund, Class N	21	655
Ivy Value Fund, Class N	46	1,078

TOTAL AFFILIATED MUTUAL FUNDS – 92.7%		$51,913
(Cost: $48,117)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (A) – 0.2%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	106	106

TOTAL SHORT-TERM SECURITIES – 0.2%		$106
(Cost: $106)

TOTAL INVESTMENT SECURITIES – 100.0%		$55,974
(Cost: $51,908)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(8)

NET ASSETS – 100.0%		$55,966

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2020.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Investment Funds	$3,955	$—	$—
Affiliated Mutual Funds	51,913	—	—
Short-Term Securities	106	—	—

Total	$55,974	$—	$—

24	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	INVESTED PORTFOLIOS (in thousands)

DECEMBER 31, 2020

InvestEd 30 Portfolio

INVESTMENT FUNDS	Shares	Value
Registered Investment Companies – 5.6%
iShares Core MSCI EAFE ETF	12	$843
iShares Core S&P 500 ETF	5	1,798

		2,641

TOTAL INVESTMENT FUNDS – 5.6%		$2,641
(Cost: $2,462)

AFFILIATED MUTUAL FUNDS
Ivy Core Equity Fund, Class N	114	2,230
Ivy Corporate Bond Fund, Class N	263	1,755
Ivy Crossover Credit Fund, Class N	22	238
Ivy Emerging Markets Equity Fund, Class N	52	1,476
Ivy Global Bond Fund, Class N	56	590
Ivy Government Securities Fund, Class N	2,778	15,948
Ivy High Income Fund, Class N	35	247
Ivy International Core Equity Fund, Class N	88	1,660
Ivy International Small Cap Fund, Class N	33	463
Ivy Large Cap Growth Fund, Class N	75	2,337
Ivy LaSalle Global Real Estate Fund, Class N	25	252
Ivy Limited-Term Bond Fund, Class N	737	8,193
Ivy Mid Cap Growth Fund, Class N	29	1,195
Ivy Mid Cap Income Opportunities Fund, Class N	20	328
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	13	133
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	66	879
Ivy Pzena International Value Fund, Class N	28	482
Ivy Securian Core Bond Fund, Class N	474	5,262
Ivy Small Cap Growth Fund, Class N	11	351
Ivy Value Fund, Class N	28	660

TOTAL AFFILIATED MUTUAL FUNDS – 94.2%		$44,679
(Cost: $44,202)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (A) – 0.2%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	93	$93

TOTAL SHORT-TERM SECURITIES – 0.2%		$93
(Cost: $93)

TOTAL INVESTMENT SECURITIES – 100.0%		$47,413
(Cost: $46,757)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		14

NET ASSETS – 100.0%		$47,427

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2020.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Investment Funds	$2,641	$—	$—
Affiliated Mutual Funds	44,679	—	—
Short-Term Securities	93	—	—

Total	$47,413	$—	$—

InvestEd 20 Portfolio (formerly InvestEd Income Portfolio)

INVESTMENT FUNDS	Shares	Value
Registered Investment Companies – 3.9%
iShares Core MSCI EAFE ETF	10	$687
iShares Core S&P 500 ETF	5	1,783

		2,470

TOTAL INVESTMENT FUNDS – 3.9%		$2,470
(Cost: $2,307)

AFFILIATED MUTUAL FUNDS
Ivy Core Equity Fund, Class N	110	2,156
Ivy Corporate Bond Fund, Class N	352	2,352
Ivy Crossover Credit Fund, Class N	15	159
Ivy Emerging Markets Equity Fund, Class N	34	985
Ivy Global Bond Fund, Class N	60	632
Ivy Government Securities Fund, Class N	3,728	21,400
Ivy High Income Fund, Class N	24	167
Ivy International Core Equity Fund, Class N	59	1,110
Ivy International Small Cap Fund, Class N	19	266
Ivy Large Cap Growth Fund, Class N	75	2,353
Ivy LaSalle Global Real Estate Fund, Class N	16	168
Ivy Limited-Term Bond Fund, Class N	1,672	18,574
Ivy Mid Cap Growth Fund, Class N	30	1,243
Ivy Mid Cap Income Opportunities Fund, Class N	21	350
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	17	178
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	63	838
Ivy Pzena International Value Fund, Class N	16	275
Ivy Securian Core Bond Fund, Class N	550	6,116
Ivy Small Cap Growth Fund, Class N	12	375
Ivy Value Fund, Class N	30	704

TOTAL AFFILIATED MUTUAL FUNDS – 95.9%		$60,401
(Cost: $57,634)

2020	ANNUAL REPORT	25

SCHEDULE OF INVESTMENTS	INVESTED PORTFOLIOS (in thousands)

DECEMBER 31, 2020

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (A) – 0.2%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	98	$98

TOTAL SHORT-TERM SECURITIES – 0.2%		$98
(Cost: $98)

TOTAL INVESTMENT SECURITIES – 100.0%		$62,969
(Cost: $60,039)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		7

NET ASSETS – 100.0%		$62,976

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2020.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Investment Funds	$2,470	$—	$—
Affiliated Mutual Funds	60,401	—	—
Short-Term Securities	98	—	—

Total	$62,969	$—	$—

InvestEd 10 Portfolio

INVESTMENT FUNDS	Shares	Value
Registered Investment Companies – 2.1%
iShares Core MSCI EAFE ETF	4	$260
iShares Core S&P 500 ETF	2	737

		997

TOTAL INVESTMENT FUNDS – 2.1%		$997
(Cost: $932)

AFFILIATED MUTUAL FUNDS
Ivy Core Equity Fund, Class N	45	880
Ivy Corporate Bond Fund, Class N	392	2,615
Ivy Emerging Markets Equity Fund, Class N	10	272
Ivy Global Bond Fund, Class N	46	479
Ivy Government Securities Fund, Class N	2,824	16,210
Ivy International Core Equity Fund, Class N	17	324
Ivy International Small Cap Fund, Class N	5	67
Ivy Large Cap Growth Fund, Class N	30	951
Ivy LaSalle Global Real Estate Fund, Class N	6	64
Ivy Limited-Term Bond Fund, Class N	1,752	19,462
Ivy Mid Cap Growth Fund, Class N	11	472
Ivy Mid Cap Income Opportunities Fund, Class N	8	133
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	6	68
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	29	382
Ivy Pzena International Value Fund, Class N	4	70
Ivy Securian Core Bond Fund, Class N	299	3,327
Ivy Small Cap Growth Fund, Class N	5	142
Ivy Value Fund, Class N	11	267

TOTAL AFFILIATED MUTUAL FUNDS – 97.7%		$46,185
(Cost: $46,269)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (A) – 0.2%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	98	$98

TOTAL SHORT-TERM SECURITIES – 0.2%		$98
(Cost: $98)

TOTAL INVESTMENT SECURITIES – 100.0%		$47,280
(Cost: $47,299)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		2

NET ASSETS – 100.0%		$47,282

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2020.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Investment Funds	$997	$—	$—
Affiliated Mutual Funds	46,185	—	—
Short-Term Securities	98	—	—

Total	$47,280	$—	$—

26	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	INVESTED PORTFOLIOS (in thousands)

DECEMBER 31, 2020

InvestEd 0 Portfolio (formerly InvestEd Fixed Income Portfolio)

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Corporate Bond Fund, Class N	34	$225
Ivy Government Securities Fund, Class N	2,805	16,101
Ivy Limited-Term Bond Fund, Class N	2,476	27,511
Ivy Securian Core Bond Fund, Class N	30	338

TOTAL AFFILIATED MUTUAL FUNDS – 99.5%		$44,175
(Cost: $43,773)

SHORT-TERM SECURITIES
Money Market Funds (A) - 0.5%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	200	200

TOTAL SHORT-TERM SECURITIES – 0.5%		$200
(Cost: $200)

TOTAL INVESTMENT SECURITIES – 100.0%		$44,375
(Cost: $43,973)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		7

NET ASSETS – 100.0%		$44,382

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2020.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$44,175	$—	$—
Short-Term Securities	200	—	—

Total	$44,375	$—	$—

See accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	27

STATEMENTS OF ASSETS AND LIABILITIES	INVESTED PORTFOLIOS

AS OF DECEMBER 31, 2020

(In thousands, except per share amounts)	InvestEd 90 Portfolio(1)	InvestEd 80 Portfolio	InvestEd 70 Portfolio(2)	InvestEd 60 Portfolio(3)	InvestEd 50 Portfolio		InvestEd 40 Portfolio(4)
ASSETS
Investments in unaffiliated securities at value+	$1,862	$2,416	$14,632	$7,004	$3,153		$4,061
Investments in affiliated mutual funds at value+	9,803	14,185	99,902	57,271	31,700		51,913
Investments at Value	11,665	16,601	114,534	64,275	34,853		55,974
Investment securities sold receivable	—	—	40	172	—		—
Capital shares sold receivable	39	13	44	45	10		12
Receivable from affiliates	—	—	4	3	—		2
Total Assets	11,704	16,614	114,622	64,495	34,863		55,988

LIABILITIES
Investment securities purchased payable	21	19	—	—	—		—
Capital shares redeemed payable	—	—	109	58	—		22
Distribution and service fees payable	—	—	—	—	—	*	—
Total Liabilities	21	19	109	58	—	*	22
Total Net Assets	$11,683	$16,595	$114,513	$64,437	$34,863		$55,966

NET ASSETS
Capital paid in (shares authorized – unlimited)	$8,198	$15,306	$95,191	$53,061	$33,138		$47,096
Accumulated earnings gain	3,485	1,289	19,322	11,376	1,725		8,870
Total Net Assets	$11,683	$16,595	$114,513	$64,437	$34,863		$55,966

CAPITAL SHARES OUTSTANDING	1,028	1,532	9,236	5,793	3,311		4,703

NET ASSET VALUE PER SHARE	$11.36	$10.83	$12.40	$11.12	$10.53		$11.90

+COST
Investments in unaffiliated securities at cost	$1,742	$2,256	$13,634	$6,536	$2,940		$3,791
Investments in affiliated mutual funds at cost	9,031	13,526	89,730	51,778	30,974		48,117

* Not shown due to rounding.

(1)	Effective September 1, 2020, the Portfolio’s name changed from InvestEd Aggressive Portfolio to InvestEd 90 Portfolio.

(2)	Effective September 1, 2020, the Portfolio’s name changed from InvestEd Growth Portfolio to InvestEd 70 Portfolio.

(3)	Effective September 1, 2020, the Portfolio’s name changed from InvestEd Balanced Portfolio to InvestEd 60 Portfolio.

(4)	Effective September 1, 2020, the Portfolio’s name changed from InvestEd Conservative Portfolio to InvestEd 40 Portfolio.

See Accompanying Notes to Financial Statements.

28	ANNUAL REPORT	2020

STATEMENTS OF ASSETS AND LIABILITIES	INVESTED PORTFOLIOS

AS OF DECEMBER 31, 2020

(In thousands, except per share amounts)	InvestEd 30 Portfolio		InvestEd 20 Portfolio(1)	InvestEd 10 Portfolio		InvestEd 0 Portfolio(2)
ASSETS
Investments in unaffiliated securities at value+	$2,734		$2,568	$1,095		$200
Investments in affiliated mutual funds at value+	44,679		60,401	46,185		44,175
Investments at Value	47,413		62,969	47,280		44,375
Investment securities sold receivable	—		—	57		—
Capital shares sold receivable	14		6	20		81
Receivable from affiliates	—		1	—		—
Total Assets	47,427		62,976	47,357		44,456

LIABILITIES
Capital shares redeemed payable	—		—	75		74
Distribution and service fees payable	—	*	—	—	*	—	*
Total Liabilities	—	*	—	75		74
Total Net Assets	$47,427		$62,976	$47,282		$44,382

NET ASSETS
Capital paid in (shares authorized – unlimited)	$45,868		$53,221	$46,689		$42,062
Accumulated earnings gain	1,559		9,755	593		2,320
Total Net Assets	$47,427		$62,976	$47,282		$44,382

CAPITAL SHARES OUTSTANDING	4,591		5,870	4,672		4,265

NET ASSET VALUE PER SHARE	$10.33		$10.73	$10.12		$10.41

+COST
Investments in unaffiliated securities at cost	$2,555		$2,405	$1,030		$200
Investments in affiliated mutual funds at cost	44,202		57,634	46,269		43,773

* Not shown due to rounding.

(1)	Effective September 1, 2020, the Portfolio’s name changed from InvestEd Income Portfolio to InvestEd 20 Portfolio.

(2)	Effective September 1, 2020, the Portfolio’s name changed from InvestEd Fixed Income Portfolio to InvestEd 0 Portfolio.

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	29

STATEMENTS OF OPERATIONS	INVESTED PORTFOLIOS

FOR THE YEAR ENDED DECEMBER 31, 2020

(In thousands)	InvestEd 90 Portfolio(1)		InvestEd 80 Portfolio(5)		InvestEd 70 Portfolio(2)	InvestEd 60 Portfolio(3)	InvestEd 50 Portfolio(5)		InvestEd 40 Portfolio(4)
INVESTMENT INCOME
Dividends from unaffiliated securities	$14		$20		$124	$61	$26		$34
Dividends from affiliated mutual funds	157		132		1,674	1,191	316		1,301
Interest and amortization from unaffiliated securities	—	*	—	*	2	1	—	*	1
Total Investment Income	171		152		1,800	1,253	342		1,336

EXPENSES
Distribution and service fees	38		13		292	183	27		174
Net Investment Income	133		139		1,508	1,070	315		1,162

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	3		7		25	34	—		21
Investments in affiliated mutual funds	2,239		15		4,812	3,371	9		3,043
Distributions of realized capital gains from affiliated mutual funds	222		300		1,883	977	442		612
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	120		160		998	468	213		270
Investments in affiliated mutual funds	(722)		659		5,696	2,541	726		1,452
Net Realized and Unrealized Gain	1,862		1,141		13,414	7,391	1,390		5,398
Net Increase in Net Assets Resulting from Operations	$1,995		$1,280		$14,922	$8,461	$1,705		$6,560

* Not shown due to rounding.

(1)	Effective September 1, 2020, the Portfolio’s name changed from InvestEd Aggressive Portfolio to InvestEd 90 Portfolio.

(2)	Effective September 1, 2020, the Portfolio’s name changed from InvestEd Growth Portfolio to InvestEd 70 Portfolio.

(3)	Effective September 1, 2020, the Portfolio’s name changed from InvestEd Balanced Portfolio to InvestEd 60 Portfolio.

(4)	Effective September 1, 2020, the Portfolio’s name changed from InvestEd Conservative Portfolio to InvestEd 40 Portfolio.

(5)	For the period from September 1, 2020 (commencement of operations of the Portfolio) through December 31, 2020.

See Accompanying Notes to Financial Statements.

30	ANNUAL REPORT	2020

STATEMENTS OF OPERATIONS	INVESTED PORTFOLIOS

FOR THE YEAR ENDED DECEMBER 31, 2020

(In thousands)	InvestEd 30 Portfolio(3)		InvestEd 20 Portfolio(1)	InvestEd 10 Portfolio(3)		InvestEd 0 Portfolio(2)
INVESTMENT INCOME
Dividends from unaffiliated securities	$23		$21	$9		$—
Dividends from affiliated mutual funds	453		1,779	403		977
Interest and amortization from unaffiliated securities	—	*	2	—	*	4
Total Investment Income	476		1,802	412		981

EXPENSES
Distribution and service fees	39		237	39		131
Net Investment Income	437		1,565	373		850

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	21		—	—		—
Investments in affiliated mutual funds	13		4,863	6		1,076
Distributions of realized capital gains from affiliated mutual funds	403		415	205		6
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	179		163	65		—	*
Investments in affiliated mutual funds	477		97	(84)		175
Net Realized and Unrealized Gain	1,093		5,538	192		1,257
Net Increase in Net Assets Resulting from Operations	$1,530		$7,103	$565		$2,107

* Not shown due to rounding.

(1)	Effective September 1, 2020, the Portfolio’s name changed from InvestEd Income Portfolio to InvestEd 20 Portfolio.

(2)	Effective September 1, 2020, the Portfolio’s name changed from InvestEd Fixed Income Portfolio to InvestEd 0 Portfolio.

(3)	For the period from September 1, 2020 (commencement of operations of the Portfolio) through December 31, 2020.

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	31

STATEMENTS OF CHANGES IN NET ASSETS	INVESTED PORTFOLIOS

	InvestEd 90 Portfolio(1)		InvestEd 80 Portfolio	InvestEd 70 Portfolio(2)
(In thousands)	Year ended 12-31-20	Year ended 12-31-19	Period from 9-1-20 to 12-31-20	Year ended 12-31-20	Year ended 12-31-19
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$133	$512	$139	$1,508	$2,114
Net realized gain on investments	2,464	1,061	322	6,720	4,046
Net change in unrealized appreciation (depreciation)	(602)	4,118	819	6,694	16,398
Net Increase in Net Assets Resulting from Operations	1,995	5,691	1,280	14,922	22,558
Distributions to Shareholders From:
Accumulated earnings
(combined net investment income and net realized gains)	(1,547)	(1,343)	—	(6,162)	(7,717)
Total Distributions to Shareholders	(1,547)	(1,343)	—	(6,162)	(7,717)
Capital Share Transactions	(21,120)	6,906	15,315	(10,537)	(13,437)
Net Increase (Decrease) in Net Assets	(20,672)	11,254	16,595	(1,777)	1,404
Net Assets, Beginning of Period	32,355	21,101	—	116,290	114,886
Net Assets, End of Period	$11,683	$32,355	$16,595	$114,513	$116,290

	InvestEd 60 Portfolio(3)		InvestEd 50 Portfolio	InvestEd 40 Portfolio(4)
(In thousands)	Year ended 12-31-20	Year ended 12-31-19	Period from 9-1-20 to 12-31-20	Year ended 12-31-20	Year ended 12-31-19
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,070	$1,569	$315	$1,162	$1,606
Net realized gain on investments	4,382	2,427	451	3,676	1,713
Net change in unrealized appreciation	3,009	9,339	939	1,722	6,811
Net Increase in Net Assets Resulting from Operations	8,461	13,335	1,705	6,560	10,130
Distributions to Shareholders From:
Accumulated earnings
(combined net investment income and net realized gains)	(4,000)	(4,035)	—	(2,814)	(1,647)
Total Distributions to Shareholders	(4,000)	(4,035)	—	(2,814)	(1,647)
Capital Share Transactions	(23,445)	(2,216)	33,158	(28,288)	(3,368)
Net Increase (Decrease) in Net Assets	(18,984)	7,084	34,863	(24,542)	5,115
Net Assets, Beginning of Period	83,421	76,337	—	80,508	75,393
Net Assets, End of Period	$64,437	$83,421	$34,863	$55,966	$80,508

(1)	Effective September 1, 2020, the Portfolio’s name changed from InvestEd Aggressive Portfolio to InvestEd 90 Portfolio.

(2)	Effective September 1, 2020, the Portfolio’s name changed from InvestEd Growth Portfolio to InvestEd 70 Portfolio.

(3)	Effective September 1, 2020, the Portfolio’s name changed from InvestEd Balanced Portfolio to InvestEd 60 Portfolio.

(4)	Effective September 1, 2020, the Portfolio’s name changed from InvestEd Conservative Portfolio to InvestEd 40 Portfolio.

See Accompanying Notes to Financial Statements.

32	ANNUAL REPORT	2020

STATEMENTS OF CHANGES IN NET ASSETS	INVESTED PORTFOLIOS

	InvestEd 30 Portfolio	InvestEd 20 Portfolio(1)		InvestEd 10 Portfolio
(In thousands)	Period from 9-1-20 to 12-31-20	Year ended 12-31-20	Year ended 12-31-19	Period from 9-1-20 to 12-31-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$437	$1,565	$2,223	$373
Net realized gain on investments	437	5,278	1,606	211
Net change in unrealized appreciation (depreciation)	656	260	6,838	(19)
Net Increase in Net Assets Resulting from Operations	1,530	7,103	10,667	565
Distributions to Shareholders From:
Accumulated earnings
(combined net investment income and net realized gains)	—	(3,828)	(3,150)	—
Total Distributions to Shareholders	—	(3,828)	(3,150)	—
Capital Share Transactions	45,897	(53,008)	4,865	46,717
Net Increase (Decrease) in Net Assets	47,427	(49,733)	12,382	47,282
Net Assets, Beginning of Period	—	112,709	100,327	—
Net Assets, End of Period	$47,427	$62,976	$112,709	$47,282

	InvestEd 0 Portfolio(2)
(In thousands)	Year ended 12-31-20	Year ended 12-31-19
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$850	$1,036
Net realized gain on investments	1,082	245
Net change in unrealized appreciation	175	806
Net Increase in Net Assets Resulting from Operations	2,107	2,087
Distributions to Shareholders From:
Accumulated earnings
(combined net investment income and net realized gains)	(1,103)	(906)
Total Distributions to Shareholders	(1,103)	(906)
Capital Share Transactions	(8,599)	4,102
Net Increase (Decrease) in Net Assets	(7,595)	5,283
Net Assets, Beginning of Period	51,977	46,694
Net Assets, End of Period	$44,382	$51,977

(1)	Effective September 1, 2020, the Portfolio’s name changed from InvestEd Income Portfolio to InvestEd 20 Portfolio.

(2)	Effective September 1, 2020, the Portfolio’s name changed from InvestEd Fixed Income Portfolio to InvestEd 0 Portfolio.

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	33

FINANCIAL HIGHLIGHTS	INVESTED PORTFOLIOS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
InvestEd 90 Portfolio
Year ended 12-31-2020	$11.40	$0.10		$1.67	$1.77	$(0.59)	$(1.22)	$(1.81)
Year ended 12-31-2019	9.56	0.21		2.13	2.34	(0.12)	(0.38)	(0.50)
Year ended 12-31-2018	10.54	0.17		(0.93)	(0.76)	(0.06)	(0.16)	(0.22)
Year ended 12-31-2017(4)	10.00	0.08		0.46	0.54	—	—	—

InvestEd 80 Portfolio
Year ended 12-31-2020(5)	10.00	0.09		0.74	0.83	—	—	—

InvestEd 70 Portfolio
Year ended 12-31-2020	11.53	0.15		1.42	1.57	(0.24)	(0.46)	(0.70)
Year ended 12-31-2019	10.19	0.20		1.95	2.15	(0.22)	(0.59)	(0.81)
Year ended 12-31-2018	12.61	0.20		(0.93)	(0.73)	(0.12)	(1.57)	(1.69)
Year ended 12-31-2017	10.80	0.10		2.26	2.36	(0.01)	(0.54)	(0.55)
Year ended 12-31-2016	11.71	0.00	*	0.25	0.25	(0.03)	(1.13)	(1.16)

InvestEd 60 Portfolio
Year ended 12-31-2020	10.53	0.15		1.18	1.33	(0.29)	(0.45)	(0.74)
Year ended 12-31-2019	9.38	0.20		1.48	1.68	(0.19)	(0.34)	(0.53)
Year ended 12-31-2018	11.65	0.21		(0.72)	(0.51)	(0.18)	(1.58)	(1.76)
Year ended 12-31-2017	10.76	0.10		1.68	1.78	(0.13)	(0.76)	(0.89)
Year ended 12-31-2016	11.44	0.06		0.20	0.26	(0.10)	(0.84)	(0.94)

InvestEd 50 Portfolio
Year ended 12-31-2020(5)	10.00	0.10		0.43	0.53	—	—	—

InvestEd 40 Portfolio
Year ended 12-31-2020	11.37	0.19		0.97	1.16	(0.36)	(0.27)	(0.63)
Year ended 12-31-2019	10.19	0.23		1.19	1.42	(0.24)	—	(0.24)
Year ended 12-31-2018	10.68	0.21		(0.48)	(0.27)	(0.22)	—	(0.22)
Year ended 12-31-2017	10.16	0.15		0.75	0.90	(0.14)	(0.24)	(0.38)
Year ended 12-31-2016	10.39	0.11		0.23	0.34	(0.13)	(0.44)	(0.57)

* Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Does not include expenses of underlying Ivy Funds in which the Portfolios invest.

(4)	For the period from September 18, 2017 (commencement of operations of the Portfolio) through December 31, 2017.

(5)	For the period from September 1, 2020 (commencement of operations of the Portfolio) through December 31, 2020.

(6)	Annualized.

See Accompanying Notes to Financial Statements.

34	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets(3)		Ratio of Net Investment Income to Average Net Assets(3)		Portfolio Turnover Rate
InvestEd 90 Portfolio
Year ended 12-31-2020	$11.36	15.87%	$12	0.25%		0.87%		65%
Year ended 12-31-2019	11.40	24.52	32	0.25		1.89		10
Year ended 12-31-2018	9.56	-7.21	21	0.25		1.57		23
Year ended 12-31-2017(4)	10.54	5.40	17	0.25	(6)	2.71	(6)	17

InvestEd 80 Portfolio
Year ended 12-31-2020(5)	10.83	8.30	17	0.25	(6)	2.65	(6)	9

InvestEd 70 Portfolio
Year ended 12-31-2020	12.40	13.71	115	0.25		1.29		56
Year ended 12-31-2019	11.53	21.21	116	0.25		1.78		16
Year ended 12-31-2018	10.19	-5.85	115	0.25		1.59		34
Year ended 12-31-2017	12.61	21.84	137	0.25		0.84		116
Year ended 12-31-2016	10.80	2.01	136	0.25		0.04		24

InvestEd 60 Portfolio
Year ended 12-31-2020	11.12	12.66	64	0.25		1.45		40
Year ended 12-31-2019	10.53	18.00	83	0.25		1.93		18
Year ended 12-31-2018	9.38	-4.41	76	0.25		1.79		39
Year ended 12-31-2017	11.65	16.60	82	0.25		0.86		73
Year ended 12-31-2016	10.76	2.17	166	0.25		0.53		25

InvestEd 50 Portfolio
Year ended 12-31-2020(5)	10.53	5.30	35	0.25	(6)	2.94	(6)	2

InvestEd 40 Portfolio
Year ended 12-31-2020	11.90	10.29	56	0.25		1.67		35
Year ended 12-31-2019	11.37	13.92	81	0.25		2.05		16
Year ended 12-31-2018	10.19	-2.52	75	0.25		1.98		43
Year ended 12-31-2017	10.68	8.82	88	0.25		1.45		110
Year ended 12-31-2016	10.16	3.23	114	0.25		1.03		64

.

2020	ANNUAL REPORT	35

FINANCIAL HIGHLIGHTS	INVESTED PORTFOLIOS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations		Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
InvestEd 30 Portfolio
Year ended 12-31-2020(4)	$10.00	$0.09	$0.24	$0.33		$—	$—	$—

InvestEd 20 Portfolio
Year ended 12-31-2020	10.63	0.18	0.61	0.79		(0.40)	(0.29)	(0.69)
Year ended 12-31-2019	9.90	0.22	0.81	1.03		(0.20)	(0.10)	(0.30)
Year ended 12-31-2018	10.16	0.21	(0.35)	(0.14)		(0.07)	(0.05)	(0.12)
Year ended 12-31-2017(5)	10.00	0.07	0.09	0.16		—	—	—

InvestEd 10 Portfolio
Year ended 12-31-2020(4)	10.00	0.08	0.04	0.12		—	—	—

InvestEd 0 Portfolio
Year ended 12-31-2020	10.27	0.17	0.24	0.41		(0.25)	(0.02)	(0.27)
Year ended 12-31-2019	10.01	0.21	0.23	0.44		(0.18)	—	(0.18)
Year ended 12-31-2018	10.00	0.20	(0.13)	0.07		(0.06)	—	(0.06)
Year ended 12-31-2017(5)	10.00	0.06	(0.06)	0.00	*	—	—	—

* Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Does not include expenses of underlying Ivy Funds in which the Portfolios invest.

(4)	For the period from September 1, 2020 (commencement of operations of the Portfolio) through December 31, 2020.

(5)	For the period from September 18, 2017 (commencement of operations of the Portfolio) through December 31, 2017.

(6)	Annualized.

See Accompanying Notes to Financial Statements.

36	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets(3)		Ratio of Net Investment Income to Average Net Assets(3)		Portfolio Turnover Rate
InvestEd 30 Portfolio
Year ended 12-31-2020(4)	$10.33	3.30%	$47	0.25	%(6)	2.78	%(6)	7%

InvestEd 20 Portfolio
Year ended 12-31-2020	10.73	7.49	63	0.25		1.65		28
Year ended 12-31-2019	10.63	10.47	113	0.25		2.06		14
Year ended 12-31-2018	9.90	-1.32	100	0.25		2.08		42
Year ended 12-31-2017(5)	10.16	1.60	97	0.25	(6)	2.40	(6)	19

InvestEd 10 Portfolio
Year ended 12-31-2020(4)	10.12	1.20	47	0.25	(6)	2.39	(6)	6

InvestEd 0 Portfolio
Year ended 12-31-2020	10.41	3.91	44	0.25		1.63		69
Year ended 12-31-2019	10.27	4.39	52	0.25		2.08		27
Year ended 12-31-2018	10.01	0.68	47	0.25		1.99		75
Year ended 12-31-2017(5)	10.00	—	44	0.25	(6)	1.96	(6)	23

.

2020	ANNUAL REPORT	37

NOTES TO FINANCIAL STATEMENTS	INVESTED PORTFOLIOS

DECEMBER 31, 2020

1.	ORGANIZATION

The Ivy InvestEd 529 Plan (“InvestEd Plan”) was established under the Arizona Family College Savings Program (the “Program”). InvestEd Portfolios, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Program was established by the State of Arizona as a qualified state tuition program in accordance with Section 529 of the Internal Revenue Code. InvestEd Plan is offered to Arizona residents and nationally. InvestEd Plan accounts are held in the name and for the benefit of the Arizona State Board of Investment in its capacity as Trustee of the Family College Savings Program Trust Fund (“Trust Fund”). An investment in the Program constitutes a purchase of an interest in the Trust Fund, a municipal fund security. The Trust Fund invests in the Trust and other investment options. InvestEd 90 Portfolio (formerly InvestEd Aggressive Portfolio), InvestEd 80 Portfolio, InvestEd 70 Portfolio (formerly InvestEd Growth Portfolio), InvestEd 60 Portfolio (formerly InvestEd Balanced Portfolio), InvestEd 50 Portfolio, InvestEd 40 Portfolio (formerly InvestEd Conservative Portfolio), InvestEd 30 Portfolio, InvestEd 20 Portfolio (formerly InvestEd Income Portfolio), InvestEd 10 Portfolio and InvestEd 0 Portfolio (formerly InvestEd Fixed Income Portfolio) (each, a “Portfolio”) are series of the Trust. The assets belonging to each Portfolio are held separately by the transfer agent for the underlying funds and the custodian. The capital shares of each Portfolio represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets.

Accounts opened through the InvestEd Plan are not insured by the State of Arizona, the Trust Fund, the Arizona State Board of Investment, or any other governmental entity, Ivy Distributors, Inc. (“IDI”) effective September 1, 2020, Waddell & Reed, Inc. (“W&R”) prior to September 1, 2020, or any affiliated or related party and neither the principal invested nor the investment return is guaranteed by any of the above referenced parties. InvestEd Plan accounts are subject to the Federal tax laws and the laws, rules and regulations governing the Program. Any changes in such laws, rules or regulations may affect participation in, and the benefits of, the InvestEd Plan. The InvestEd Plan may be modified to comply with such changes.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Portfolio.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Income Taxes. It is the policy of each Portfolio to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Portfolio intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Portfolios file income tax returns in U.S. federal and applicable state jurisdictions. The Portfolios’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Portfolio on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for tax purposes.

Concentration of Market and Credit Risk. Because the Portfolio invests substantially all of its assets in Ivy Funds mutual funds (“Underlying Funds”), the risks associated with investing in the Portfolios are closely related to the risks associated with the securities and other investments held by the Underlying Funds.

In the normal course of business, the Underlying Funds may invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Underlying Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Underlying Funds may be exposed to counterparty

38	ANNUAL REPORT	2020

credit risk, or the risk that an entity with which the Underlying Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Underlying Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Underlying Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties.

Certain Underlying Funds may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Underlying Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Underlying Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument.

If an Underlying Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Underlying Funds, or, in the case of hedging positions, that the Underlying Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

The London Interbank Offered Rate “LIBOR” is an indicative measure of the average interest rate at which major global banks could borrow from one another. LIBOR is quoted in multiple currencies and multiple time frames using data reported by private-sector banks. LIBOR is used extensively in the United States and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds and loans, floating rate mortgages, asset-backed securities, consumer loans, and interest rate swaps and other derivatives.

It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market.

Management believes that, with respect to any significant investments by an Underlying Fund in instruments linked to LIBOR, the impact on investments and discontinuation of LIBOR may represent a significant risk.

However, management acknowledges that the anticipated transition away from LIBOR will occur after 2021 and certain of the current investments will mature prior to that time. Furthermore, the ways in which LIBOR’s discontinuation potentially could impact an Underlying Fund’s investments is not fully known. The extent of that impact may vary depending on various factors, which include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new successor reference rates and/or fallbacks for both legacy and new instruments.

In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by an Underlying Fund, or (iii) reduced effectiveness of related Underlying Fund transactions, such as hedging.

As the impacts of the transition become clearer during the next year, management will be evaluating the impacts of these changes.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

The individual Portfolios herein have adopted a Liquidity Risk Management Program (the “Program”). The Portfolio’s board has designated a Liquidity Risk Management Committee (the “Committee”) as the administrator of the Program. The

2020	ANNUAL REPORT	39

Committee or delegates of the Committee conduct the day-to-day operation of the Program. Under the Program, the Committee manages the Portfolio’s liquidity risk, which is the risk that any Portfolio could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Portfolio. This risk is managed by monitoring the degree of liquidity of the Portfolio’s investments, limiting the amount of the Portfolio’s illiquid investments, and utilizing various risk management tools and facilities available to the Portfolio for meeting shareholder redemptions, among other means. The Committee’s process of determining the degree of liquidity of the Portfolio’s investments is supported by one or more third-party liquidity assessment vendors. The Portfolio’s board reviewed a report prepared by a designee of the Committee regarding the operation, adequacy and effectiveness of the Program from the period June 1, 2019, through March 31, 2020. The report described the Program’s liquidity classification methodology and the methodology in establishing a Portfolio’s Highly Liquid Investment Minimum (“HLIM”), if necessary. The Committee reported that during the period covered by the report, there were no material changes to the Program and no significant liquidity events impacting the Portfolio or its ability to timely meet redemptions without dilution to existing shareholders. In addition, the Committee provided its assessment that the Program, including the operation of each Portfolio’s HLIM, where applicable, had been effective in managing the Portfolio’s liquidity risk.

Indemnification. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Notice of Acquisition. On December 2, 2020, Waddell & Reed Financial, Inc. (“Waddell & Reed Financial”), the parent company of Ivy Investment Management Company (“IICO”), and Macquarie Group Limited, including its asset management division Macquarie Asset Management (together, “Macquarie”), announced that they had entered into an agreement whereby Macquarie will acquire Waddell & Reed Financial (the “Transaction”). The Transaction is subject to approval by Waddell & Reed Financial’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of certain other conditions, the Transaction is expected to close by mid-2021. This is subject to change.

Under the Investment Company Act of 1940, as amended, closing of the Transaction will result in the automatic termination of each Portfolio’s investment advisory agreement with IICO, and any related sub-advisory contract(s), where applicable. Each Portfolio’s Board recently approved a new investment advisory agreement (and new sub-advisory agreement(s)). The new investment advisory agreement (and new sub-advisory agreement(s)) approved by each Portfolio’s Board is expected to be presented to Portfolio shareholders for approval, and, if approved, would take effect upon the closing of the Transaction. Ivy Portfolios’ shareholders will receive proxy materials pertaining to this and other matters relating to the Transaction in the first quarter of 2021.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investments in affiliated mutual funds within the Ivy Funds family are valued at their Net Asset Value (“NAV”) as reported by the Underlying Funds. Short-term debt securities are valued at amortized cost, which approximates value.

Fair value is defined as the price that each Portfolio would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

40	ANNUAL REPORT	2020

The three-tier hierarchy of inputs is summarized as follows:

Level 1 – Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Portfolios’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Equity Securities. Investments in registered open-end investment management companies will be valued based upon the NAV of such investments and are categorized as Level 1 of the fair value hierarchy.

Short-term Investments. Short-term investments having a maturity of 60 days or less are valued based on quotes that are obtained from an independent pricing service authorized by the Board. These investments are categorized as Level 2 of the fair value hierarchy.

4.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands)

Under a Distribution and Service Plan for each Portfolio’s shares adopted by the Trust pursuant to Rule 12b–1 under the Investment Company Act of 1940, each Portfolio pays a distribution and/or service fee to IDI Effective September 1, 2020 (W&R prior to September 1, 2020) in an amount not to exceed 0.25% of each Portfolio’s average annual net assets. The fee is paid to compensate IDI/W&R for amounts it expends in connection with the distribution of the shares and/or provision of personal services to Portfolio shareholders and/or maintenance of shareholder accounts. All other Portfolio expenses are borne by Ivy Investment Management Company (“IICO”), an affiliate of IDI/W&R.

IICO serves as each Portfolio’s investment adviser. The Portfolios pay no management fees; however, IICO receives management fees from the underlying Ivy Funds. Each Portfolio pays advisory fees to IICO indirectly, as shareholders in the Underlying Funds. Likewise, each Portfolio indirectly pays other expenses related to the daily operations of the Underlying Funds.

As principal underwriter for each Portfolio’s shares, IDI/W&R receives sales commissions (which are not an expense of the Portfolios) for each Portfolio’s shares. A contingent deferred sales charge (“CDSC”) may be assessed against a shareholder’s redemption amount and paid to IDI/W&R. During the year or period ended December 31, 2020, IDI effective September 1, 2020 (W&R prior to September 1, 2020) received the following amounts in sales commissions and CDSCs:

	Gross Sales Commissions	CDSC		Commissions Paid(1)
InvestEd 90 Portfolio	$42	$1		$40
InvestEd 80 Portfolio	8	—		7
InvestEd 70 Portfolio	76	—	*	72
InvestEd 60 Portfolio	45	—	*	42
InvestEd 50 Portfolio	9	—		7
InvestEd 40 Portfolio	34	—	*	33
InvestEd 30 Portfolio	8	—	*	7
InvestEd 20 Portfolio	37	1		34
InvestEd 10 Portfolio	6	—		5
InvestEd 0 Portfolio	13	1		11

*	Not shown due to rounding

(1)	IDI/W&R reallowed/paid this portion of the sales charge to financial advisors and selling broker dealers.

2020	ANNUAL REPORT	41

5.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

For the year or period ended December 31, 2020, the cost of purchases and the proceeds from maturities and sales of investments securities, other than U.S. Government and short-term securities, were as follows:

	Purchases	Sales
InvestEd 90 Portfolio	$10,548	$32,867
InvestEd 80 Portfolio	17,126	1,475
InvestEd 70 Portfolio	65,607	78,840
InvestEd 60 Portfolio	29,574	55,067
InvestEd 50 Portfolio	34,484	680
InvestEd 40 Portfolio	24,450	53,753
InvestEd 30 Portfolio	49,986	3,357
InvestEd 20 Portfolio	26,791	81,655
InvestEd 10 Portfolio	49,839	2,643
InvestEd 0 Portfolio	35,890	44,753

6.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	InvestEd 90 Portfolio				InvestEd 80 Portfolio
	Year ended 12-31-20		Year ended 12-31-19		Period from 9-1-20 to 12-31-20
	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	567	$6,383	706	$7,664	1,738	$17,416
Shares issued in reinvestment of distributions to shareholders	139	1,547	119	1,343	—	—
Shares redeemed	(2,517)	(29,050)	(193)	(2,101)	(206)	(2,101)
Net increase (decrease)	(1,811)	$(21,120)	632	$6,906	1,532	$15,315

	InvestEd 70 Portfolio				InvestEd 60 Portfolio
	Year ended 12-31-20		Year ended 12-31-19		Year ended 12-31-20		Year ended 12-31-19
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	2,740	$31,524	1,089	$12,410	2,900	$31,236	2,132	$22,057
Shares issued in reinvestment of distributions to shareholders	504	6,162	675	7,717	364	4,000	385	4,035
Shares redeemed	(4,097)	(48,223)	(2,946)	(33,564)	(5,390)	(58,681)	(2,740)	(28,308)
Net (decrease)	(853)	$(10,537)	(1,182)	$(13,437)	(2,126)	$(23,445)	(223)	$(2,216)

	InvestEd 50 Portfolio		InvestEd 40 Portfolio				InvestEd 30 Portfolio
	Period from 9-1-20 to 12-31-20		Year ended 12-31-20		Year ended 12-31-19		Period from 9-1-20 to 12-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	3,759	$37,691	2,016	$23,168	2,425	$26,713	5,422	$54,270
Shares issued in reinvestment of distributions to shareholders	—	—	238	2,814	145	1,647	—	—
Shares redeemed	(448)	(4,533)	(4,631)	(54,270)	(2,889)	(31,728)	(831)	(8,373)
Net increase (decrease)	3,311	$33,158	(2,377)	$(28,288)	(319)	$(3,368)	4,591	$45,897

	InvestEd 20 Portfolio				InvestEd 10 Portfolio
	Year ended 12-31-20		Year ended 12-31-19		Period from 9-1-20 to 12-31-20
	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	2,919	$31,630	3,120	$32,727	5,432	$54,322
Shares issued in reinvestment of distributions to shareholders	358	3,828	297	3,150	—	—
Shares redeemed	(8,014)	(88,466)	(2,949)	(31,012)	(760)	(7,605)
Net increase (decrease)	(4,737)	$(53,008)	468	$4,865	4,672	$46,717

42	ANNUAL REPORT	2020

	InvestEd 0 Portfolio
	Year ended 12-31-20		Year ended 12-31-19
	Shares	Value	Shares	Value
Shares issued from sale of shares	2,348	$24,689	2,163	$22,248
Shares issued in reinvestment of distributions to shareholders	106	1,103	88	904
Shares redeemed	(3,251)	(34,391)	(1,852)	(19,050)
Net increase (decrease)	(797)	$(8,599)	399	$4,102

7.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Ivy Funds, Ivy Variable Insurance Portfolios and InvestEd Portfolios collectively, the “Funds” only for purposes of this footnote 7) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended December 31, 2020.

8.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the year ended December 31, 2020 follows:

	12-31-19 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	12-31-20 Value	Distributions Received	Capital Gain Distributions
InvestEd 90 Portfolio
Ivy Core Equity Fund, Class N	$972	$1,400	$1,287	$142	$207	$1,434	$8	$26
Ivy Corporate Bond Fund, Class N	N/A	156	112	10	—	54	3	1
Ivy Crossover Credit Fund, Class N	N/A	32	3	— *	(1)	28	1	—	*
Ivy Emerging Markets Equity Fund, Class N	2,003	446	1,661	124	198	1,110	11	—
Ivy Global Bond Fund, Class N	79	20	74	2	—	27	1	—
Ivy Government Securities Fund, Class N	1,713	479	1,656	94	(50)	580	12	—
Ivy High Income Fund, Class N	160	27	148	(14)	4	29	4	—
Ivy International Core Equity Fund, Class N	4,175	926	3,867	(130)	194	1,298	17	—
Ivy International Small Cap Fund, Class N	N/A	359	39	2	43	365	2	—
Ivy Large Cap Growth Fund, Class N	3,619	841	3,365	509	(54)	1,550	4	87
Ivy LaSalle Global Real Estate Fund, Class N	644	153	587	(7)	(28)	175	5	—
Ivy Limited-Term Bond Fund, Class N	780	120	770	10	(6)	134	5	—
Ivy Mid Cap Growth Fund, Class N	2,268	468	2,302	474	(113)	795	1	63
Ivy Mid Cap Income Opportunities Fund, Class N	1,934	360	1,936	81	(197)	242	10	—
Ivy ProShares MSCI ACWI Index Fund, Class N	5,518	675	6,344	683	(532)	—	15	—
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	403	95	359	(6)	(26)	107	3	—
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	3,118	616	3,170	378	(392)	550	23	20
Ivy Pzena International Value Fund, Class N	N/A	363	40	3	53	379	6	—
Ivy Securian Core Bond Fund, Class N	391	391	585	21	(2)	216	12	1
Ivy Small Cap Core Fund, Class N(1)	162	27	182	(5)	(2)	—	—	—
Ivy Small Cap Growth Fund, Class N	815	156	789	49	43	274	—	16
Ivy Value Fund, Class N	3,536	680	3,518	(181)	(61)	456	14	8
	$32,290			$2,239	$(722)	$9,803	$157	$222

*	Not shown due to rounding.

(1)	No dividends were paid during the preceding 12 months.

2020	ANNUAL REPORT	43

	9-1-20 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)		Net Change in Unrealized Appreciation/ (Depreciation)	12-31-20 Value	Distributions Received	Capital Gain Distributions
InvestEd 80 Portfolio
Ivy Core Equity Fund, Class N	N/A	$1,974	$176	$1		$92	$1,891	$11	$35
Ivy Corporate Bond Fund, Class N	N/A	220	19	—	*	(7)	194	7	4
Ivy Crossover Credit Fund, Class N	N/A	45	4	—	*	(1)	40	2	1
Ivy Emerging Markets Equity Fund, Class N	N/A	1,291	116	6		176	1,357	14	—
Ivy Global Bond Fund, Class N	N/A	85	8	—	*	1	78	1	—
Ivy Government Securities Fund, Class N	N/A	1,934	174	(1)		(18)	1,741	8	—
Ivy High Income Fund, Class N	N/A	43	4	—	*	2	41	1	—
Ivy International Core Equity Fund, Class N	N/A	1,570	141	4		134	1,567	21	—
Ivy International Small Cap Fund, Class N	N/A	421	38	2		54	439	3	—
Ivy Large Cap Growth Fund, Class N	N/A	2,255	195	(7)		(75)	1,978	5	114
Ivy LaSalle Global Real Estate Fund, Class N	N/A	216	19	—	*	12	209	6	—
Ivy Limited-Term Bond Fund, Class N	N/A	379	34	—	*	—	345	2	—
Ivy Mid Cap Growth Fund, Class N	N/A	1,071	90	1		53	1,035	2	84
Ivy Mid Cap Income Opportunities Fund, Class N	N/A	318	28	1		36	327	3	—
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	N/A	148	13	1		19	155	2	—
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	N/A	795	69	2		21	749	13	28
Ivy Pzena International Value Fund, Class N	N/A	426	38	2		66	456	7	—
Ivy Securian Core Bond Fund, Class N	N/A	688	61	—	*	(6)	621	16	3
Ivy Small Cap Growth Fund, Class N	N/A	336	29	1		41	349	—	21
Ivy Value Fund, Class N	N/A	605	53	2		59	613	8	10
	N/A			$15		$659	$14,185	$132	$300

*	Not shown due to rounding.

44	ANNUAL REPORT	2020

	12-31-19 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	12-31-20 Value	Distributions Received	Capital Gain Distributions
InvestEd 70 Portfolio
Ivy Core Equity Fund, Class N	$2,343	$8,000	$1,074	$147	$2,057	$11,473	$65	$211
Ivy Corporate Bond Fund, Class N	284	1,760	176	15	15	1,898	85	39
Ivy Crossover Credit Fund, Class N	N/A	298	12	— *	(10)	276	16	4
Ivy Emerging Markets Equity Fund, Class N	6,037	1,344	1,474	153	2,007	8,067	83	—
Ivy Global Bond Fund, Class N	569	370	150	— *	31	820	20	—
Ivy Government Securities Fund, Class N	13,499	7,102	5,307	456	95	15,845	226	—
Ivy High Income Fund, Class N	1,447	362	1,397	(190)	65	287	72	—
Ivy International Core Equity Fund, Class N	12,185	3,327	6,647	(256)	847	9,456	127	—
Ivy International Small Cap Fund, Class N	N/A	2,375	102	4	330	2,607	15	—
Ivy Large Cap Growth Fund, Class N	11,903	2,615	4,701	949	1,688	12,454	31	714
Ivy LaSalle Global Real Estate Fund, Class N	1,745	546	842	(19)	(118)	1,312	41	—
Ivy Limited-Term Bond Fund, Class N	10,149	2,684	6,563	52	98	6,420	153	—
Ivy Mid Cap Growth Fund, Class N	5,858	1,531	2,885	831	1,122	6,457	11	523
Ivy Mid Cap Income Opportunities Fund, Class N	5,826	1,717	4,979	(149)	(441)	1,974	61	—
Ivy ProShares MSCI ACWI Index Fund, Class N	16,430	3,200	20,608	2,557	(1,579)	—	85	—
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	1,167	362	492	(15)	(97)	925	21	—
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	10,112	2,684	8,208	1,178	(1,119)	4,647	172	175
Ivy Pzena International Value Fund, Class N	N/A	2,402	102	3	402	2,705	42	—
Ivy Securian Core Bond Fund, Class N	2,262	4,802	754	36	160	6,506	242	30
Ivy Small Cap Core Fund, Class N(1)	584	162	700	(46)	— *	—	—	—
Ivy Small Cap Growth Fund, Class N	2,065	532	1,042	111	445	2,111	—	126
Ivy Value Fund, Class N	11,620	3,511	10,162	(1,005)	(302)	3,662	106	61
	$116,085			$4,812	$5,696	$99,902	$1,674	$1,883

*	Not shown due to rounding.

(1)	No dividends were paid during the preceding 12 months.

2020	ANNUAL REPORT	45

	12-31-19 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	12-31-20 Value	Distributions Received	Capital Gain Distributions
InvestEd 60 Portfolio
Ivy Core Equity Fund, Class N	$1,056	$4,199	$657	$100	$1,006	$5,704	$33	$107
Ivy Corporate Bond Fund, Class N	409	2,078	1,069	97	24	1,539	84	32
Ivy Crossover Credit Fund, Class N	N/A	349	24	— *	(12)	313	18	5
Ivy Emerging Markets Equity Fund, Class N	3,484	415	1,108	131	963	3,885	41	—
Ivy Global Bond Fund, Class N	822	89	325	9	26	621	20	—
Ivy Government Securities Fund, Class N	14,410	3,026	4,043	352	188	13,933	218	—
Ivy High Income Fund, Class N	1,462	155	1,195	(155)	59	326	69	—
Ivy International Core Equity Fund, Class N	6,699	1,079	3,540	(183)	483	4,538	62	—
Ivy International Small Cap Fund, Class N	N/A	1,148	85	4	154	1,221	7	—
Ivy Large Cap Growth Fund, Class N	7,082	658	3,045	680	769	6,144	16	360
Ivy LaSalle Global Real Estate Fund, Class N	839	167	370	(3)	(53)	580	18	—
Ivy Limited-Term Bond Fund, Class N	11,799	901	10,272	168	(14)	2,582	134	—
Ivy Mid Cap Growth Fund, Class N	3,381	535	1,702	487	535	3,236	6	268
Ivy Mid Cap Income Opportunities Fund, Class N	3,363	625	2,730	(87)	(221)	950	31	—
Ivy ProShares MSCI ACWI Index Fund, Class N	9,313	906	10,733	1,480	(966)	—	43	—
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	631	125	262	(5)	(50)	439	11	—
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	6,671	1,058	5,447	716	(685)	2,313	95	89
Ivy Pzena International Value Fund, Class N	N/A	1,160	85	6	188	1,269	20	—
Ivy Securian Core Bond Fund, Class N	3,673	2,364	1,277	64	100	4,924	210	24
Ivy Small Cap Core Fund, Class N(1)	211	36	232	(16)	1	—	—	—
Ivy Small Cap Growth Fund, Class N	1,064	170	486	52	217	1,017	—	62
Ivy Value Fund, Class N	6,916	1,331	5,813	(526)	(171)	1,737	55	30
	$83,285			$3,371	$2,541	$57,271	$1,191	$977

*	Not shown due to rounding.

(1)	No dividends were paid during the preceding 12 months.

46	ANNUAL REPORT	2020

	9-1-20 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)		Net Change in Unrealized Appreciation/ (Depreciation)	12-31-20 Value	Distributions Received	Capital Gain Distributions
InvestEd 50 Portfolio
Ivy Core Equity Fund, Class N	N/A	$2,601	$56	$1		$130	$2,676	$15	$47
Ivy Corporate Bond Fund, Class N	N/A	1,161	24	—	*	(40)	1,097	40	21
Ivy Crossover Credit Fund, Class N	N/A	271	5	—	*	(9)	257	14	4
Ivy Emerging Markets Equity Fund, Class N	N/A	1,498	33	1		217	1,683	17	—
Ivy Global Bond Fund, Class N	N/A	429	10	—	*	6	425	6	—
Ivy Government Securities Fund, Class N	N/A	9,857	216	—	*	(95)	9,546	40	—
Ivy High Income Fund, Class N	N/A	259	5	—	*	13	267	5	—
Ivy International Core Equity Fund, Class N	N/A	1,845	41	1		167	1,972	25	—
Ivy International Small Cap Fund, Class N	N/A	468	10	—	*	64	522	3	—
Ivy Large Cap Growth Fund, Class N	N/A	3,042	64	—	*	(105)	2,873	7	158
Ivy LaSalle Global Real Estate Fund, Class N	N/A	262	6	—	*	15	271	8	—
Ivy Limited-Term Bond Fund, Class N	N/A	1,702	37	—	*	1	1,666	9	—
Ivy Mid Cap Growth Fund, Class N	N/A	1,429	28	1		76	1,478	2	115
Ivy Mid Cap Income Opportunities Fund, Class N	N/A	385	9	1		47	424	4	—
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	N/A	171	3	—	*	23	191	2	—
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	N/A	1,072	22	1		31	1,082	18	39
Ivy Pzena International Value Fund, Class N	N/A	473	10	1		78	542	8	—
Ivy Securian Core Bond Fund, Class N	N/A	3,483	74	—	*	(34)	3,375	83	15
Ivy Small Cap Growth Fund, Class N	N/A	452	10	1		59	502	—	29
Ivy Value Fund, Class N	N/A	785	17	1		82	851	10	14
	N/A			$9		$726	$31,700	$316	$442

*	Not shown due to rounding.

2020	ANNUAL REPORT	47

	12-31-19 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	12-31-20 Value	Distributions Received	Capital Gain Distributions
InvestEd 40 Portfolio
Ivy Core Equity Fund, Class N	$411	$2,839	$463	$59	$628	$3,474	$20	$63
Ivy Corporate Bond Fund, Class N	597	2,475	1,174	108	46	2,052	108	42
Ivy Crossover Credit Fund, Class N	N/A	452	20	— *	(15)	417	24	6
Ivy Emerging Markets Equity Fund, Class N	2,331	358	1,177	181	498	2,191	22	—
Ivy Global Bond Fund, Class N	1,199	84	507	19	33	828	28	—
Ivy Government Securities Fund, Class N	20,328	3,413	5,865	522	262	18,660	315	—
Ivy High Income Fund, Class N	1,828	170	1,457	(180)	73	434	89	—
Ivy International Core Equity Fund, Class N	3,868	735	2,177	(104)	287	2,609	35	—
Ivy International Small Cap Fund, Class N	N/A	638	30	1	87	696	4	—
Ivy Large Cap Growth Fund, Class N	5,010	533	3,046	826	367	3,690	9	211
Ivy LaSalle Global Real Estate Fund, Class N	612	135	336	(8)	(35)	368	11	—
Ivy Limited-Term Bond Fund, Class N	18,398	1,078	15,793	237	(3)	3,917	207	—
Ivy Mid Cap Growth Fund, Class N	1,850	383	934	276	363	1,938	3	156
Ivy Mid Cap Income Opportunities Fund, Class N	1,840	414	1,471	(53)	(117)	613	17	—
Ivy ProShares MSCI ACWI Index Fund, Class N	5,558	722	6,606	915	(589)	—	26	—
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	614	111	395	(41)	(56)	233	7	—
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	5,271	979	4,882	549	(598)	1,319	64	49
Ivy Pzena International Value Fund, Class N	N/A	645	30	1	106	722	11	–
Ivy Securian Core Bond Fund, Class N	5,159	2,887	2,255	120	108	6,019	264	28
Ivy Small Cap Core Fund, Class N(1)	205	42	234	(13)	— *	—	—	—
Ivy Small Cap Growth Fund, Class N	414	232	130	13	126	655	—	39
Ivy Value Fund, Class N	4,892	1,112	4,422	(385)	(119)	1,078	37	18
	$80,385			$3,043	$1,452	$51,913	$1,301	$612

*	Not shown due to rounding.

(1)	No dividends were paid during the preceding 12 months.

48	ANNUAL REPORT	2020

	9-1-20 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)		Net Change in Unrealized Appreciation/ (Depreciation)	12-31-20 Value	Distributions Received	Capital Gain Distributions
InvestEd 30 Portfolio
Ivy Core Equity Fund, Class N	N/A	$2,262	$145	$2		$111	$2,230	$13	$41
Ivy Corporate Bond Fund, Class N	N/A	1,944	121	—	*	(68)	1,755	67	36
Ivy Crossover Credit Fund, Class N	N/A	263	16	—	*	(9)	238	14	4
Ivy Emerging Markets Equity Fund, Class N	N/A	1,365	89	4		196	1,476	15	—
Ivy Global Bond Fund, Class N	N/A	622	40	—	*	8	590	8	—
Ivy Government Securities Fund, Class N	N/A	17,248	1,127	(9)		(164)	15,948	72	—
Ivy High Income Fund, Class N	N/A	251	16	—	*	12	247	5	—
Ivy International Core Equity Fund, Class N	N/A	1,617	105	4		144	1,660	22	—
Ivy International Small Cap Fund, Class N	N/A	432	28	2		57	463	3	—
Ivy Large Cap Growth Fund, Class N	N/A	2,594	161	(2)		(94)	2,337	6	135
Ivy LaSalle Global Real Estate Fund, Class N	N/A	253	16	1		14	252	8	—
Ivy Limited-Term Bond Fund, Class N	N/A	8,758	572	—	*	7	8,193	47	—
Ivy Mid Cap Growth Fund, Class N	N/A	1,203	73	2		63	1,195	2	97
Ivy Mid Cap Income Opportunities Fund, Class N	N/A	310	20	1		37	328	3	—
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	N/A	124	8	1		16	133	2	—
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	N/A	907	56	2		26	879	15	33
Ivy Pzena International Value Fund, Class N	N/A	437	28	2		71	482	8	—
Ivy Securian Core Bond Fund, Class N	N/A	5,681	362	—	*	(57)	5,262	135	25
Ivy Small Cap Growth Fund, Class N	N/A	328	20	1		42	351	—	21
Ivy Value Fund, Class N	N/A	633	40	2		65	660	8	11
	N/A			$13		$477	$44,679	$453	$403

*	Not shown due to rounding.

2020	ANNUAL REPORT	49

	12-31-19 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	12-31-20 Value	Distributions Received	Capital Gain Distributions
InvestEd 20 Portfolio
Ivy Core Equity Fund, Class N	$290	$1,823	$474	$69	$448	$2,156	$12	$39
Ivy Corporate Bond Fund, Class N	561	3,023	1,412	131	49	2,352	123	48
Ivy Crossover Credit Fund, Class N	N/A	170	5	— *	(6)	159	9	2
Ivy Emerging Markets Equity Fund, Class N	1,791	345	1,604	267	186	985	10	—
Ivy Global Bond Fund, Class N	1,408	126	965	45	18	632	29	—
Ivy Government Money Market Fund, Class N	2,784	38	2,822	—	—	—	8	—
Ivy Government Securities Fund, Class N	30,040	6,560	16,445	1,430	(185)	21,400	451	—
Ivy High Income Fund, Class N	2,003	181	1,884	(228)	95	167	92	—
Ivy International Core Equity Fund, Class N	2,295	540	1,811	(97)	183	1,110	15	—
Ivy International Small Cap Fund, Class N	N/A	241	8	— *	33	266	1	—
Ivy Large Cap Growth Fund, Class N	5,000	793	4,817	1,340	37	2,353	6	133
Ivy LaSalle Global Real Estate Fund, Class N	575	140	498	(24)	(25)	168	5	—
Ivy Limited-Term Bond Fund, Class N	40,707	3,453	26,325	583	156	18,574	600	—
Ivy Mid Cap Growth Fund, Class N	1,158	309	611	107	280	1,243	2	100
Ivy Mid Cap Income Opportunities Fund, Class N	1,152	309	1,018	(64)	(29)	350	11	—
Ivy ProShares MSCI ACWI Index Fund, Class N	5,802	1,011	7,210	1,024	(627)	—	29	—
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	288	77	158	(4)	(25)	178	4	—
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	5,143	1,164	5,461	595	(603)	838	57	31
Ivy Pzena International Value Fund, Class N	N/A	243	8	— *	40	275	4	—
Ivy Securian Core Bond Fund, Class N	6,152	2,481	2,752	135	100	6,116	279	28
Ivy Small Cap Core Fund, Class N(1)	289	72	345	(16)	—	—	—	—
Ivy Small Cap Growth Fund, Class N	292	83	91	12	79	375	—	22
Ivy Value Fund, Class N	4,883	1,302	4,932	(442)	(107)	704	32	12
	$112,613			$4,863	$97	$60,401	$1,779	$415

*	Not shown due to rounding.

(1)	No dividends were paid during the preceding 12 months.

50	ANNUAL REPORT	2020

	9-1-20 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)		Net Change in Unrealized Appreciation/ (Depreciation)	12-31-20 Value	Distributions Received		Capital Gain Distributions
InvestEd 10 Portfolio
Ivy Core Equity Fund, Class N	N/A	$884	$47	$—	*	$43	$880	$5		$16
Ivy Corporate Bond Fund, Class N	N/A	2,863	148	—	*	(100)	2,615	99		54
Ivy Emerging Markets Equity Fund, Class N	N/A	249	14	1		36	272	3		—
Ivy Global Bond Fund, Class N	N/A	499	27	—	*	7	479	7		—
Ivy Government Securities Fund, Class N	N/A	17,321	944	—	*	(167)	16,210	72		—
Ivy International Core Equity Fund, Class N	N/A	312	17	1		28	324	4		—
Ivy International Small Cap Fund, Class N	N/A	62	3	—	*	8	67	—	*	—
Ivy Large Cap Growth Fund, Class N	N/A	1,043	54	—	*	(38)	951	2		54
Ivy LaSalle Global Real Estate Fund, Class N	N/A	64	3	—	*	3	64	2		—
Ivy Limited-Term Bond Fund, Class N	N/A	20,562	1,119	1		18	19,462	110		—
Ivy Mid Cap Growth Fund, Class N	N/A	470	24	1		25	472	1		38
Ivy Mid Cap Income Opportunities Fund, Class N	N/A	125	7	—	*	15	133	1		—
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	N/A	62	3	—	*	9	68	1		—
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	N/A	391	20	1		10	382	7		14
Ivy Pzena International Value Fund, Class N	N/A	63	3	—	*	10	70	1		—
Ivy Securian Core Bond Fund, Class N	N/A	3,550	189	—	*	(34)	3,327	85		16
Ivy Small Cap Growth Fund, Class N	N/A	132	7	—	*	17	142	—		9
Ivy Value Fund, Class N	N/A	254	14	1		26	267	3		4
	N/A			$6		$(84)	$46,185	$403		$205

*	Not shown due to rounding.

2020	ANNUAL REPORT	51

	12-31-19 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)		Net Change in Unrealized Appreciation/ (Depreciation)	12-31-20 Value	Distributions Received	Capital Gain Distributions
InvestEd 0 Portfolio
Ivy Corporate Bond Fund, Class N	$130	$265	$158	$—	*	$(12)	$225	$9	$4
Ivy Government Money Market Fund, Class N	5,301	567	5,868	—		—	—	16	—
Ivy Government Securities Fund, Class N	5,168	13,172	2,329	129		(39)	16,101	131	—
Ivy Limited-Term Bond Fund, Class N	38,850	19,163	31,482	739		241	27,511	750	—
Ivy Securian Core Bond Fund, Class N	2,338	2,723	4,916	208		(15)	338	71	2
	$51,787			$1,076		$175	$44,175	$977	$6

*Not	shown due to rounding.

9.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at December 31, 2020 and the related unrealized appreciation (depreciation) were as follows:

Portfolio	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation (Depreciation)
InvestEd 90 Portfolio	$10,786	$1,024	$145	$879
InvestEd 80 Portfolio	15,791	919	109	810
InvestEd 70 Portfolio	103,391	11,896	753	11,143
InvestEd 60 Portfolio	58,333	6,308	366	5,942
InvestEd 50 Portfolio	33,916	1,220	283	937
InvestEd 40 Portfolio	51,927	4,290	243	4,047
InvestEd 30 Portfolio	46,763	1,042	392	650
InvestEd 20 Portfolio	60,045	3,071	147	2,924
InvestEd 10 Portfolio	47,301	319	340	(21)
InvestEd 0 Portfolio	43,973	413	11	402

For Federal income tax purposes, the Portfolios’ undistributed earnings and profit for the year ended December 31, 2020 and the post-October and late-year ordinary activity updated with information available through the date of this report were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Capital Losses Deferred	Late- Year Ordinary Losses Deferred
InvestEd 90 Portfolio	$677	$1,930	$—	$—	$—
InvestEd 80 Portfolio	183	296	—	—	—
InvestEd 70 Portfolio	2,541	5,639	—	—	—
InvestEd 60 Portfolio	1,796	3,638	—	—	—
InvestEd 50 Portfolio	345	442	—	—	—
InvestEd 40 Portfolio	1,861	2,962	—	—	—
InvestEd 30 Portfolio	507	403	—	—	—
InvestEd 20 Portfolio	2,408	4,423	—	—	—
InvestEd 10 Portfolio	410	205	—	—	—
InvestEd 0 Portfolio	1,001	917	—	—	—

Internal Revenue Code regulations permit each Portfolio to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. Each Portfolio is also permitted to defer into its next fiscal certain ordinary losses that are generated between January 1 and the end of its fiscal year.

52	ANNUAL REPORT	2020

The tax character of dividends and distributions paid during the two fiscal years ended December 31, 2020 and 2019 were as follows:

	December 31, 2020		December 31, 2019
Portfolio	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
InvestEd 90 Portfolio	$677	$870	$481	$862
InvestEd 80 Portfolio	—	—	N/A	N/A
InvestEd 70 Portfolio	2,512	3,650	3,756	3,961
InvestEd 60 Portfolio	1,862	2,138	2,103	1,932
InvestEd 50 Portfolio	—	—	N/A	N/A
InvestEd 40 Portfolio	1,809	1,005	1,647	—
InvestEd 30 Portfolio	—	—	N/A	N/A
InvestEd 20 Portfolio	2,573	1,255	2,253	897
InvestEd 10 Portfolio	—	—	N/A	N/A
InvestEd 0 Portfolio	1,099	3	906	—

(1)	Includes short-term capital gains distributed, if any.

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses and start up costs. At December 31, 2020, the following reclassifications were made:

Portfolio	Accumulated Earnings Gain (Loss)	Paid-In Capital
InvestEd 90 Portfolio	$(24)	$24
InvestEd 80 Portfolio	9	(9)
InvestEd 70 Portfolio	—	—
InvestEd 60 Portfolio	—	—
InvestEd 50 Portfolio	19	(19)
InvestEd 40 Portfolio	—	—
InvestEd 30 Portfolio	29	(29)
InvestEd 20 Portfolio	—	—
InvestEd 10 Portfolio	28	(28)
InvestEd 0 Portfolio	—	—

2020	ANNUAL REPORT	53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	INVESTED PORTFOLIOS

To the Shareholders and Board of Trustees of InvestEd Portfolios:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of InvestEd Portfolios (the “Funds”), comprising the InvestEd 90 Portfolio (formerly, InvestEd Aggressive Portfolio), InvestEd 80 Portfolio, InvestEd 70 Portfolio (formerly, InvestEd Growth Portfolio), InvestEd 60 Portfolio (formerly, InvestEd Balanced Portfolio), InvestEd 50 Portfolio, InvestEd 40 Portfolio (formerly, InvestEd Conservative Portfolio), InvestEd 30 Portfolio, InvestEd 20 Portfolio (formerly, InvestEd Income Portfolio), InvestEd 10 Portfolio and InvestEd 0 Portfolio (formerly, InvestEd Fixed Income Portfolio), including the schedules of investments, as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for InvestEd 70 Portfolio, InvestEd 60 Portfolio, and InvestEd 40 Portfolio; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for InvestEd 90 Portfolio, InvestEd 80 Portfolio, InvestEd 50 Portfolio, InvestEd 30 Portfolio, InvestEd 20 Portfolio, InvestEd 10 Portfolio, and InvestEd 0 Portfolio; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, and the results of their operations for the year then ended or for the period listed in the table below, the changes in their net assets for each of the two years in the period then ended or for the period listed in the table below, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the InvestEd Portfolios	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights

InvestEd 90 Portfolio (formerly, InvestEd Aggressive Portfolio)	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019	For the years ended December 31, 2020, 2019, 2018, and the period from September 18, 2017 (commencement of operations) through December 31, 2017

InvestEd 80 Portfolio	For the period September 1, 2020 (commencement of operations) through December 31, 2020

InvestEd 50 Portfolio	For the period September 1, 2020 (commencement of operations) through December 31, 2020

InvestEd 30 Portfolio	For the period September 1, 2020 (commencement of operations) through December 31, 2020

InvestEd 20 Portfolio (formerly, InvestEd Income Portfolio)	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019	For the years ended December 31, 2020, 2019, 2018, and the period from September 18, 2017 (commencement of operations) through December 31, 2017

InvestEd 10 Portfolio	For the period September 1, 2020 (commencement of operations) through December 31, 2020

InvestEd 0 Portfolio (formerly, InvestEd Fixed Income Portfolio)	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019	For the years ended December 31, 2020, 2019, 2018, and the period from September 18, 2017 (commencement of operations) through December 31, 2017

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Kansas City, Missouri

February 12, 2021

We have served as the auditor of one or more Waddell & Reed investment companies since 1997.

54	ANNUAL REPORT	2020

INCOME TAX INFORMATION	INVESTED PORTFOLIOS

AMOUNTS NOT ROUNDED (UNAUDITED)

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code.

The Portfolios hereby designate the following amounts as distributions of long-term capital gains:

InvestEd 90 Portfolio	$884,392
InvestEd 80 Portfolio	—
InvestEd 70 Portfolio	3,649,446
InvestEd 60 Portfolio	2,138,063
InvestEd 50 Portfolio	—
InvestEd 40 Portfolio	1,005,133
InvestEd 30 Portfolio	—
InvestEd 20 Portfolio	1,254,778
InvestEd 10 Portfolio	—
InvestEd 0 Portfolio	3,373

The Portfolios utilized the following earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction:

InvestEd 90 Portfolio	$14,586
InvestEd 80 Portfolio	—
InvestEd 70 Portfolio	—
InvestEd 60 Portfolio	—
InvestEd 50 Portfolio	—
InvestEd 40 Portfolio	—
InvestEd 30 Portfolio	—
InvestEd 20 Portfolio	—
InvestEd 10 Portfolio	—
InvestEd 0 Portfolio	—

2020	ANNUAL REPORT	55

BOARD OF TRUSTEES AND OFFICERS	INVESTED PORTFOLIOS

(UNAUDITED)

Each of the individuals listed below serves as a trustee for the Trust (10 portfolios), and for the rest of the funds within the Fund Complex, which also includes, in addition to the Trust, the Ivy Funds (45 portfolios), the Ivy High Income Opportunities Fund (a closed-end fund) (“IVH”) and Ivy Variable Insurance Portfolios (“Ivy VIP”) (28 portfolios).

Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Disinterested Trustees”) constitute at least 75% of the Board.

Joseph Harroz, Jr. serves as the Independent Chairman of the Trust’s Board and of the board of trustees of the other funds in the Fund Complex. Subject to the Trustee Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

The Statement of Additional Information (the “SAI”) for the Trust includes additional information about the Trust’s trustees. The SAI is available without charge, upon request, by calling 1.888.923.3355. It is also available on the Ivy Investments website, www.ivyinvestments.com.

DISINTERESTED TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	2001	Emeritus Dean and Professor of Law, Washburn University School of Law (1973 to present).	Director, Kansas Legal Services for Prisoners, Inc. (non-profit community service); Director, U.S. Alliance Corporation and wholly-owned subsidiaries: U.S. Alliance Life and Security Company – Montana and Dakota Capital Life Insurance Company (Insurance) (2009 to present); Director, Kansas Appleseed, Inc. (non-profit community service) (2007 to present); Trustee, WRA Funds (1997-2018); Trustee, Ivy NextShares (2017-2019); Trustee, Ivy VIP (1997 to present) (28 portfolios overseen); Trustee, Ivy Funds (2017 to present) (45 portfolios overseen); Trustee, IVH (2017 to present) (1 portfolio overseen).

H. Jeffrey Dobbs 6300 Lamar Avenue Overland Park, KS 66202 1955	Trustee	2019	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015).	Director, Valparaiso University (2012 to present); Director, TechAccel LLC (2015 to present) (Tech R&D); Board Member, Kansas City Repertory Theatre (2015 to present); Board Member, PatientsVoices, Inc. (technology) (2018 to present); Board Member, Kansas City Campus for Animal Care (2018 to present); Director, National Association of Manufacturers (2010-2015); Director, The Children’s Center (2003-2015); Director, Metropolitan Affairs Coalition (2003-2015); Director, Michigan Roundtable for Diversity and Inclusion (2003-2015); Trustee, Ivy NextShares (2019); Trustee, Ivy VIP (2019 to present) (28 portfolios overseen); Trustee, Ivy Funds (2019 to present) (45 portfolios overseen); Trustee, IVH (2019 to present) (1 portfolio overseen).

James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	2017	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (2000 to present); Member/CEO, Southern Pac Pizza LLC (2013 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Hartley Ranch Angus Beef, LLC (2013 to present); President, Penn Capital Corp. (1995 to present); Partner, Penn Capital Partners (1999 to present); Partner, 1788 Chicken, LLC (food franchise) (2016 to present).	Member/Secretary, The Metochoi Group LLC (1999 to present); Member/Chairman, Idea Homes LLC (homebuilding and development) (2013 to present); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, Ivy Funds (2002 to present) (45 portfolios overseen); Trustee, IVH (2013 to present) (1 portfolio overseen).

56	ANNUAL REPORT	2020

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD

Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	Trust: 2007 Fund Complex: 1998 2015	President (2020 to present), Interim President (2019-2020), Vice President (2010-2019) and Dean (2010-2019), College of Law, University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998 to present).	Director and Shareholder, Valliance Bank (2007 to present); Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017); Trustee, The Mewbourne Family Support Organization (2006 to present) (non-profit); Independent Director, LSQ Manager, Inc. (real estate) (2007-2016); Director, Oklahoma Foundation for Excellence (non-profit) (2008 to present); Director, University of Oklahoma Medical, Inc. (2020 to present) (non-profit); Independent Chairman and Trustee, WRA Funds (Independent Chairman: 2015-2018; Trustee: 1998-2018); Independent Chairman and Trustee, Ivy NextShares (2016-2019); Independent Chairman and Trustee, Ivy VIP (Independent Chairman: 2015 to present; Trustee: 1998 to present) (28 portfolios overseen); Independent Chairman and Trustee, Ivy Funds, (Independent Chairman: 2006 to present; Trustee: 1998 to present) (45 portfolios overseen); Independent Chairman and Trustee, IVH (2003 to present) (1 portfolio overseen).

Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	2017	Of Counsel, Lee & Smith, PC (law firm, emphasis on finance, securities, mergers and acquisitions law) (1996 to 2020); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (outdoor recreation) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989).	Director, Thomas Foundation for Cancer Research (non-profit) (2005 to present); Director, Warriors Afield Legacy Foundation (non-profit) (2014 to present); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, Ivy Funds (2002 to present) (45 portfolios overseen); Trustee, IVH (2013 to present) (1 portfolio overseen).

Sandra A.J. Lawrence 6300 Lamar Avenue Overland Park, KS 66202 1957	Trustee	2019	Retired, formerly, Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016-2019); CFO, Children’s Mercy Hospitals and Clinics (2005-2016).	Director, Hall Family Foundation (1993 to present); Director, Westar Energy (2004-2018); Trustee, Nelson-Atkins Museum of Art (non-profit) (2007 to present); Director, Turn the Page KC (non-profit) (2012-2016); Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019); Director, National Association of Corporate Directors (non-profit) (2017 to present); Director, American Shared Hospital Services (2017 to present); Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018 to present); Director, Stowers (research) (2018); Trustee, Ivy NextShares (2019); Trustee, Ivy VIP (2019 to present) (28 portfolios overseen); Trustee, Ivy Funds (2019 to present) (45 portfolios overseen); Trustee, IVH (2019 to present) (1 portfolio overseen).

Frank J. Ross, Jr. Polsinelli PC 900 West 48th Place, Suite 900 Kansas City, MO 64112 1953	Trustee	2001	Shareholder/Director, Polsinelli PC (law firm) (1980 to present).	Trustee, WRA Funds (1996-2018); Trustee, Ivy NextShares (2017-2019); Trustee, Ivy VIP (1996 to present) (28 portfolios overseen); Trustee, Ivy Funds (2017 to present) (45 portfolios overseen); Trustee, IVH (2017 to present) (1 portfolio overseen).

2020	ANNUAL REPORT	57

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD

Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	2017	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	Director, Executive Board, Cox Business School, Southern Methodist University (1998-2019); Lead Director, Northwestern Mutual Funds (2003-2017) (29 portfolios overseen); Director, CTMG, Inc. (clinical testing) (2008-2015); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, Ivy Funds (2002 to present) (45 portfolios overseen); Trustee, IVH (2013 to present) (1 portfolio overseen).

INTERESTED TRUSTEE

Mr. Sanders is “interested” by virtue of his current or former engagement as an officer of Waddell & Reed Financial, Inc. (“WDR”) or its wholly-owned subsidiaries, including each Fund’s investment manager, Ivy Investment Management Company (“IICO”), each Fund’s principal underwriter, Ivy Distributors, Inc. (“IDI”), and each Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), a subsidiary of Waddell & Reed, Inc. (“Waddell & Reed”), as well as by virtue of his personal ownership of shares of WDR. The address for the Interested Trustee and each of the officers in the following tables is 6300 Lamar Avenue, Overland Park, KS 66202.

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	TRUSTEE/OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD

Philip J. Sanders 1959	Trustee	2019	CEO, WDR (2016 to present); President, CEO and Chairman, IICO (2016 to present); President of each of the funds in the Fund Complex (2016 to present); CIO, WDR (2011-2019); CIO, IICO (2010-2019).	Trustee, NextShares (2019); Trustee, Ivy VIP (2019 to present) (28 portfolios overseen); Trustee, Ivy Funds (2019 to present) (45 portfolios overseen); Trustee, IVH (2019 to present) (1 portfolio overseen).

*

The Trustee became a Trustee (and, as applicable, an officer) in 2001, as reflected by the first date shown. The second date shows when the Trustee first became a director (and, as applicable, an officer) of one or more of the funds that are the predecessors to current funds within the Fund Complex (if applicable).

OFFICERS

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The Trust’s principal officers are:

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Jennifer K. Dulski 1980	Secretary	2017	2017	Secretary for each of the funds in the Fund Complex (2017 to present); Senior Vice President and Associate General Counsel of Waddell & Reed, IICO and IDI (2018 to present).

Joseph W. Kauten 1969	Vice President Treasurer Principal Financial Officer	2009 2009 2009	2006 2006 2007	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President and Treasurer of each of the funds in the Fund Complex (2006 to present); Principal Accounting Officer of each of the funds in the Fund Complex (2006-2017); Assistant Treasurer of each of the funds in the Fund Complex (2003-2006); Senior Vice President of Waddell & Reed Services Company (WRSCO) (2014 to present).

Philip J. Sanders** 1959	President	2016	2006	CEO of WDR (2016 to present); President, CEO and Chairman of IICO (2016 to present) and WRIMCO (2016-2018); President of each of the funds in the Funds Complex (2016 to present); CIO of WDR (2011 to present); CIO of IICO (2010-2019) and WRIMCO (2010-2018).

Scott J. Schneider 1968	Vice President Chief Compliance Officer	2009 2009	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; Vice President of IICO (2006 to present) and WRIMCO (2006-2018).

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NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Philip A. Shipp 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Vice President of Waddell & Reed and IDI (2010-present).

*	This is the date when the Officer first became an officer of one or more of the funds that are the predecessors to current funds within the Fund Complex (if applicable).
**	Mr. Sanders was Vice President of the Trust since 2006, and of the other trusts within the Fund Complex since 1998, until his appointment as President in August 2016.

2020	ANNUAL REPORT	59

RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT	INVESTED PORTFOLIOS

(UNAUDITED)

InvestEd 90 Portfolio

InvestEd 70 Portfolio

InvestEd 60 Portfolio

InvestEd 40 Portfolio

InvestEd 20 Portfolio

InvestEd 0 Portfolio

At a meeting of the Board of Trustees (the “Board”) of InvestEd Portfolios (the “Trust”) held on August 11th and 12th, 2020, the Board, including all of the trustees who are not “interested persons” (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the continuance of the Investment Management Agreement (the “Management Agreement”) between Ivy Investment Management Company (“IICO”) and the Trust with respect to the following series of the Trust: InvestEd 90 Portfolio, InvestEd 70 Portfolio, InvestEd 60 Portfolio, InvestEd 40 Portfolio, InvestEd 20 Portfolio and InvestEd 0 Portfolio (each, a “Fund” and together, the “Funds”).

The Board’s Independent Trustees were assisted in their review by independent legal counsel and met with such counsel separately from representatives of IICO. Independent legal counsel explained the factors that the Board should consider as part of its review of the Management Agreement, all as outlined in a memorandum it had provided to the Board prior to the meeting, including, among other things, the nature and the quality of the services provided by IICO, profitability (including any fall-out benefits) from IICO’s relationship with each Fund, economies of scale, the role played by the Independent Trustees, and information on comparative fees and expenses. The Independent Trustees also considered the written responses and materials produced by IICO in response to a 15(c) due diligence request list submitted by the Independent Trustees’ legal counsel prior to the meeting, as well as materials produced in response to a follow-up request list sent to IICO by independent legal counsel on behalf of the Independent Trustees. Included in those responses, which had been provided to the Board prior to the meeting, was a Fund-by-Fund profitability analysis prepared by IICO, as well as an explanation of the methodology by which the profitability analysis was calculated. The Board also received extensive materials on performance, expenses and comparable fund information from an independent mutual fund rating service. Finally, the Independent Trustees received and reviewed a considerable amount of information that their independent fee consultant had provided to them. The Independent Trustees previously had reviewed and discussed these materials during a telephonic meeting in July 2020. They further reviewed these materials extensively among themselves, with their independent legal counsel and the independent fee consultant, and with the other Board members at executive sessions of the Independent Trustees at the August 11-12, 2020 Board meeting, during which the Board considered various factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the Management Agreement are discussed separately below.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided to the Funds by IICO, taking into account the large amount of materials produced by IICO in response to the 15(c) due diligence requests submitted by independent legal counsel to the Independent Trustees.

The Board also took into account the review that its Investment Oversight Committee (the “IOC”) had conducted, in light of that committee’s duties to assist the Board in the 15(c) process. The IOC had reported to the Board on its review of the performance of the Funds, IICO’s investment risk management function, and the changes IICO and its affiliates have been undertaking for the Trust and the overall fund complex. As such, the Board examined all of IICO’s activities in light of performance and expense structure, as well as the overall rationalization of the fund complex (both completed and/or proposed), which is designed to provide economies of scale to the shareholders, reduce the Funds’ expenses and enhance the performance of the Funds, particularly in the context of substantial industry change and regulatory developments.

The Board likewise considered the knowledge it had received from its regular meetings, including from the materials provided in connection with those meetings, such as the resources and key personnel of IICO, as well as the other services provided to the Funds by IICO (e.g., managing the quality of execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to each Fund’s investment restrictions, producing reports, providing support services for the Board and its committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable laws and regulations). The Board also took into account the compliance environment at IICO, noting the resources that IICO has dedicated towards compliance. The Board concluded that the nature and extent of the services provided by IICO were appropriate, that the quality of those services had been consistent with quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services.

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Benefits from the Relationship with the Funds

The Board next discussed whether IICO derives any other direct or indirect benefit from serving the Funds. In that regard, the Board discussed the transfer agency and shareholder servicing fees that Waddell & Reed Services Company (“WISC”), an affiliate of IICO, has provided to the Funds. The Board also considered the benefits that accrue to each service provider organization from its respective relationship with the Funds, including the fact that a variety of services are provided by affiliates of IICO, including distribution, administrative and Fund accounting services, and, as discussed above, shareholder servicing. The Board also considered that WISC has outsourced certain of its transactional processing operations to a sub-agent, which is designed to promote, and has achieved, greater efficiencies and savings for Fund shareholders over time. After full consideration of these and other factors, the Board concluded that neither IICO nor any of its affiliates receives any additional direct or indirect benefits that would preclude the Board from approving the continuation of the Management Agreement with IICO.

Economies of Scale

The Board discussed whether economies of scale are being realized by the Funds and whether fee levels reflect those economies of scale for the benefit of the Funds’ shareholders. The Board considered the fact that as a Fund’s assets have grown, the expenses of that Fund generally have fallen. Additionally, in that regard, the Board considered the various initiatives that IICO has recently undertaken, and continues to implement, in seeking to rationalize the Ivy Funds complex, including the Trust, as well as to reduce expenses and seek to enhance performance.

Performance of the Funds and Costs of Services Provided

The Board considered the performance of each Fund and the costs of the services provided. Specifically, the Board examined the investment performance of each Fund, including the percentile ranking of each Fund over various periods of time. The Board also examined the performance of each Fund against its respective benchmark indices and peer funds for the same periods. After extensively reviewing all of the performance information provided, the Board concluded that the Funds’ performance was acceptable.

The Board also considered the expenses and expense ratio of each Fund in light of the services provided by IICO. The Board also compared each Fund’s expenses, including any advisory, distribution and shareholder servicing fees with the expenses and advisory fees of other investment advisers managing similarly situated funds, as well as the advisory fees that IICO (or an affiliate) charges for providing advisory services to other accounts in the same asset class for certain Funds. In that regard, the Board noted that IICO performs significant additional services for the Funds as compared to those other accounts. The Board also took into account the information on IICO’s profitability in managing the Funds, including the methodology used to calculate profitability. The Board finally considered the amount of assets in each Fund, each Fund’s average account size and how those factors affect the Funds’ expense ratios, noting that, as the Funds’ assets have increased or decreased over time, the expense ratios of the Funds generally have fallen or risen, respectively. After completing this examination, the Board concluded that each Fund’s expenses are appropriate at the current time.

Independent Fee Consultant Review

Independent legal counsel, on behalf of the Independent Trustees, engaged the independent fee consultant to assist them in evaluating the reasonableness of the management fees charged by IICO to all funds within the Ivy Funds complex. The independent fee consultant’s review addressed the following fee-related factors:

1. The nature, extent and quality of IICO’s services to the Funds;

2. Management fees and expenses in the context of performance;

3. Product category expenses, including peers;

4. Profit margins of IICO’s parent from supplying such services;

5. Subadviser and institutional fee analyses; and

6. Possible economies of scale as a Fund grows larger.

The following summarizes the findings of the independent fee consultant retained by the Independent Trustees.

Summary Findings

The report stated that IICO delivered reasonable levels of performance in the longer-term periods and reasonable levels of service to the Funds in relation to its management fees as compared to the investment advisers of comparable funds. For the 36 months ended March 31, 2020, approximately 23% of the funds within the Ivy Funds complex were in the top quartile of performance and 55% of such funds were in the top two quartiles of performance and that short-term performance of

2020	ANNUAL REPORT	61

such funds were showing signs of improvement. Specifically, the report noted that 50% of the funds within the Ivy Funds complex were in the top two quartiles in the one-year period. The independent fee consultant noted that the funds’ performance appeared to be grounded in a number of institutional competitive advantages at IICO, including investment management depth, ability to attract top talent, proactive management, performance-focused culture, economic analysis and an effective trading infrastructure.

The report further indicated that total expenses of the funds in the complex, on average, were reasonable in relation to the average total expenses of their respective group of peer funds and that their net management fees were reasonable in relation to the average net management fees of their respective groups of peer funds. The report also stated that the management fees IICO charges to the funds are reasonable in relation to the management fees it charges to its institutional account clients. The report noted that these institutional account clients have different service and infrastructure needs and in addition, the average spread between management fees IICO charged to the funds and those it charges to institutional account clients is reasonable relative to the average fee spreads computed from industry surveys.

The report stated that while it was difficult to confirm overall economies of scale, it was clear that the Funds’ shareholders generally are benefitting from lower expenses as the Funds’ assets grow. The report also noted that the overall profitability of IICO’s parent relative to other complexes is reasonable.

Finally, the report also examined the fees that IICO retains on funds within the fund complex that are subadvised by unaffiliated subadvisers. It indicated that those fees are reasonable relative to the industry. The report also stated that the subadvisory fees that IICO earns for serving as a subadviser to an unaffiliated fund when compared to fees of similar funds likewise are reasonable relative to the industry.

Conclusions

The independent fee consultant’s report concluded that it believes that the services provided by IICO and its affiliates and expenses incurred by the Funds in the previous 12 months are reasonable and provide adequate justification for renewal of the Funds’ existing Management Agreement.

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APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

InvestEd 80 Portfolio

InvestEd 50 Portfolio

InvestEd 30 Portfolio

InvestEd 10 Portfolio

At a meeting of the Board of Trustees (the “Board”) of InvestEd Portfolios (the “Trust”) held on August 11th and 12th, 2020, the Board, including all of the trustees who are not “interested persons” (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved an amendment to the Investment Management Agreement (the “Management Agreement”) between Ivy Investment Management Company (“IICO”) and the Trust, on behalf of InvestEd 80 Portfolio, InvestEd 50 Portfolio, InvestEd 30 Portfolio, InvestEd 10 Portfolio (each, a “New Fund” and together, the “New Funds”), to include the New Funds under the Management Agreement.

The Independent Trustees were assisted in their consideration of the Management Agreement by independent legal counsel, and met with such counsel separately from representatives of IICO. Independent legal counsel had provided the Board with a memorandum that discussed the various factors that the Board should consider as part of its review of the Management Agreement, including, among other things, the nature and the quality of the services proposed to be provided to the New Funds by IICO, potential profitability of IICO (including any fall-out benefits) from its proposed relationship with the New Funds, projected economies of scale, the role played by the Independent Trustees and information on comparative fees and expenses. The material factors and conclusions that formed the basis for the Board’s determination to approve the Management Agreement on behalf of the New Funds are discussed below.

The Board noted that although the New Funds had not yet commenced operations, each New Fund appears to be designed to be able to achieve acceptable performance. The Board also considered the proposed expenses of each New Fund, the cost of the services proposed to be provided by IICO, including as compared to the other series of the Trust and comparable funds, and concluded that the proposed expenses of the New Funds were acceptable. The Board, however, did not discuss the projected profitability of IICO in managing the New Funds, because the New Funds had not yet commenced operations. However, the Board noted that it would monitor profitability once the New Funds begin operations. The Board also considered the nature, extent and quality of services proposed to be provided to the New Funds by IICO, taking into account the investment objective and strategy of each New Fund, the Board’s experience with IICO, and the materials that management had provided to the Board on the New Funds. In addition, the Board reviewed the resources and key personnel of IICO. The Board also considered other services proposed to be provided to the New Funds by IICO based upon their current experiences with IICO, such as IICO’s ability to monitor adherence to the New Funds’ investment restrictions, producing reports, providing support services for the Board and Board committees on fund matters, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures and with applicable securities laws and regulations. The Board concluded that the nature and extent of the services proposed to be provided by IICO are reasonable, considering the quality of the services currently provided by IICO for other series of the Trust. The Board also discussed whether IICO would derive any other direct or indirect benefits from serving as investment adviser to the New Funds. The Board considered the benefits that would accrue to IICO from its relationship with the New Funds, including the fact that a variety of services for the New Funds are proposed to be provided by affiliates of IICO or their agents, including distribution, shareholder servicing and transfer agency services. After consideration of these and other factors, the Board concluded that neither IICO nor any of its affiliates would receive any additional direct or indirect benefits that would preclude the Board from approving the amendment to the Management Agreement with IICO to add the New Funds. Finally, the Board considered the recommendation of the Investment Oversight Committee, which previously had considered these matters, and had recommended that the Board approve the Management Agreement on behalf of the New Funds.

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ANNUAL PRIVACY NOTICE	INVESTED PORTFOLIOS

(UNAUDITED)

FACTS	What does InvestEd Portfolios do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. The information can include:
• Social Security Number and income,
• Assets and transaction history, and
• Checking account information and wire transfer instructions.
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to conduct everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons InvestEd Portfolios chooses to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does InvestEd Portfolios share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your accounts, respond to court orders and legal investigations or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share

For non-affiliates to market to you	No	We don’t share

Questions?

Call 1(800) 777-6472 with questions about this notice. Client service representatives are available Monday through Friday from 7:30 am to 7:00 pm CST. You may also go to www.ivyinvestments.com/privacy_policy.

If we serve you through an investment professional, such as a registered representative of a broker-dealer or an investment adviser representative (each, a “financial advisor”), please contact them directly. Specific internet addresses, mailing addresses and telephone numbers are listed on your statements and other correspondence.

Who we are
Who is providing this notice?	InvestEd Portfolios

What we do
How does InvestEd Portfolios protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does InvestEd Portfolios collect my personal information?	We collect your personal information, for example, when you:
• Give us your contact information or other personal information,
• Open an account, or
• Make deposits to an account or withdrawals from an account.
We also collect your personal information from our affiliates.

64	ANNUAL REPORT	2020

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• Sharing for affiliates’ everyday business purposes – information about your creditworthiness,
• Affiliates from using your information to market to you, and
• Sharing for non-affiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Affiliates of Ivy Funds include Waddell & Reed Services Company, Ivy Distributors, Inc., and Ivy Investment Management Company.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Ivy Funds does not share your personal information with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
• Ivy Funds does not jointly market.

Other important information
If you own shares of InvestEd Portfolios in the name of a third party, such as a bank or a broker-dealer, the third party’s privacy policy may apply to you in addition to ours.
If you are working with a financial advisor, and the financial advisor leaves their firm and joins another non-affiliated broker-dealer or registered investment adviser, then the financial advisor may be permitted to use limited information to contact you. The information that the financial advisor may use is comprised of your name, address, email address, telephone number and account title.

2020	ANNUAL REPORT	65

PROXY VOTING INFORMATION	INVESTED PORTFOLIOS

(UNAUDITED)

Proxy Voting Guidelines

A description of the policies and procedures the underlying Ivy Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.923.3355 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the InvestEd Portfolios and the underlying funds, as applicable, voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX at www.ivyinvestments.com and on the SEC’s website at www.sec.gov.

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QUARTERLY PORTFOLIO SCHEDULE INFORMATION	INVESTED PORTFOLIOS

(UNAUDITED)

Portfolio holdings can be found on the Trust’s website at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of each Portfolio for the first and third quarters of each fiscal year is filed with the SEC and can be found as an exhibit to the Trust’s Form N-PORT. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

2020	ANNUAL REPORT	67

HOUSEHOLDING NOTICE	INVESTED PORTFOLIOS

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Portfolios) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

•	Call us at 888.923.3355.

•	Write to us at the following address: WI Services Company, P.O. Box 219722, Kansas City, Missouri 64121-9722..

•	Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

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INVESTED PORTFOLIOS

InvestEd 90 Portfolio (formerly InvestEd Aggressive Portfolio)

InvestEd 80 Portfolio

InvestEd 70 Portfolio (formerly InvestEd Growth Portfolio)

InvestEd 60 Portfolio (formerly InvestEd Balanced Portfolio)

InvestEd 50 Portfolio

InvestEd 40 Portfolio (formerly InvestEd Conservative Portfolio)

InvestEd 30 Portfolio

InvestEd 20 Portfolio (formerly InvestEd Income Portfolio)

InvestEd 10 Portfolio

InvestEd 0 Portfolio (formerly InvestEd Fixed Income Portfolio)

1.888.923.3355

Visit us online at www.ivyinvestments.com

Before investing, investors should carefully consider the investment objectives, risks, charges and expenses of the IVY InvestEdSM 529 PLAN. This and other important information is contained in the IVY InvestEdSM 529 PLAN Program Overview, IVY InvestEdSM 529 PLAN Account Application, and the prospectuses, or if available, summary prospectuses, all of which may be obtained at ivyinvestments.com or from a financial advisor. Read them carefully before investing.

An investor should also consider, before investing, whether the investor’s or designated beneficiary’s home state offers any state tax or other benefits that are only available for investments in such state’s 529 college savings plan.

2020	ANNUAL REPORT	71

ANN-INVESTED (12/20)

ITEM 2.  CODE OF ETHICS

(a)

As of December 31, 2020, the Registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that Edward M. Tighe, H. Jeffrey Dobbs and James D. Gressett are audit committee financial experts, as defined in Item 3 of Form N-CSR, serving on its audit committee. Messrs. Tighe, Dobbs and Gressett are independent for purposes of Item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2019	$52,200
2020	89,000

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2019	$0
2020	12,000

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2019	$22,560
2020	26,880

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2019	$16,044
2020	16,348

These fees are related to the review of internal control.

(e) (1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e) (2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$38,604 and $55,228 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $73,500 and $53,250 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

(a)    See Item 1 Shareholder Report.

(b)    Not Applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.   EXHIBITS.

(a) (1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)  (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INVESTED PORTFOLIOS

(Registrant)

By:	/s/Jennifer K. Dulski
Jennifer K. Dulski, Secretary

Date:    March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Philip J. Sanders
Philip J. Sanders, Principal Executive Officer

Date:    March 5, 2021

By:	/s/Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date:    March 5, 2021